                               December 31, 1998

                                    PHOENIX
                                     FUNDS

                                 ANNUAL REPORT


                                                    PHOENIX DUFF & PHELPS
                                                    INSTITUTIONAL MUTUAL
                                                    FUNDS

                                                    - CORE EQUITY PORTFOLIO

                                                    - GROWTH STOCK PORTFOLIO

                                                    - REAL ESTATE EQUITY
                                                      SECURITIES PORTFOLIO

                                                    - MANAGED BOND PORTFOLIO

                                                    - ENHANCED RESERVES
                                                      PORTFOLIO

[LOGO]  PHOENIX
        INVESTMENT PARTNERS

TABLE OF CONTENTS

Core Equity Portfolio.....................................................     2
Growth Stock Portfolio....................................................     9
Real Estate Equity Securities Portfolio...................................    17
Managed Bond Portfolio....................................................    25
Enhanced Reserves Portfolio...............................................    37
Notes to Financial Statements.............................................    44

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this report for the Phoenix Duff & Phelps Institutional Mutual Funds for the 12 months ended December 31, 1998.

  After months of unprecedented volatility, the U.S. stock market ended 1998 up 28.8%, as measured by the S&P 500 Index.(1) The "bear market" of 1998 (October's 20% correction) will be remembered as the shortest on record. Fixed-income markets also experienced some difficult times. Not since 1990 were bond investors punished so severely for owning anything other than U.S. government securities.

  During such market extremes, it is important to keep a long-term perspective. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, your Portfolio managers discuss their investment strategy and provide their outlook for the next six months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-4361.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

CORE EQUITY PORTFOLIO

INVESTOR PROFILE

    Phoenix Duff & Phelps Institutional Core Equity Portfolio seeks as its investment objective long-term appreciation of capital by investing in a diversified portfolio of common stocks.

INVESTMENT ADVISER'S REPORT

    Since the Portfolio's inception on April 14 through December 31, 1998, Class X shares returned 2.97% and Class Y shares returned 2.71% compared with a return of 11.46% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and are net of fees.

    In the fourth quarter we benefited from our overweighting in retail and technology stocks as the market focused heavily on those sectors that were likely to produce strong earnings growth in 1999. Our underweightings in utilities, cyclicals, and energy stocks also helped us, as those were three areas that underperformed substantially when the focus turned to growth.

    Early in the quarter, we made a number of adjustments to the portfolio. We wanted to improve the defensive nature of our holdings, while retaining enough upside potential to outperform in a rising market environment. Additions were made in the technology sector and in some names that are traditionally defensive but also have specific attributes, which should provide them with the ability to perform well in any market environment. Reductions were made in the cyclical and financial sectors. We kept a modest overweighting in the financials and increased our underweighting in the cyclicals.

    The year 1998 can be characterized as a year in which value stocks were left behind as investors sought growth and liquidity at any price. This can be most clearly seen in the returns of the S&P 500 Barra Value Index(2) and the S&P 500 Barra Growth Index.(3) The growth stocks in the S&P produced a total return of 42.1% for the year, while the value stocks lagged substantially, returning only 13.8%. Among each group, large-cap, high quality companies continued to lead the pack by a wide margin.

    In the fourth quarter, we saw a resumption of consumer confidence and economic growth following the two rate cuts by the Fed. We continue to believe that in 1999 the U.S. economy will decelerate modestly from 1998's levels but avoid recession. Historically, periods of decelerating economic growth have tended to coincide with the outperformance of conservative, high quality stocks -- the investment style of Duff & Phelps Investment Management Co. but, of course, past performance is not a guarantee of future results. We believe your high quality equity portfolio is positioned to benefit if this slowing of GDP growth and corporate profits comes to fruition.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE S&P 500 BARRA VALUE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LARGE-CAP, VALUE-ORIENTED STOCK PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE S&P 500 BARRA GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LARGE-CAP, GROWTH-ORIENTED STOCK PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Core Equity Portfolio
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                           INCEPTION    INCEPTION
                                          TO 12/31/98     DATE
                                          -----------   ---------
Class X Shares                                2.97%      4/14/98
Class Y Shares                                2.71       4/14/98
S&P 500 Index(3)                             11.46       4/14/98

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X and Class Y Shares. Returns on Class Y Shares will vary due to differing fees.
(3) The S&P 500 Stock Index is an unmanaged, commonly used measure of stock market total return performance.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   CORE EQUITY PORTFOLIO     CORE EQUITY PORTFOLIO
(IN THOUSANDS)           CLASS X(2)                CLASS Y(2)          S&P 500 INDEX (3)
4/14/98                $5,000,000.00              $5,000,000.00          $5,000,000.00
12/31/98               $5,148,723.00              $5,135,360.00          $5,572,953.00

This chart assumes an initial gross investment of $5,000,000 made on 4/14/98 for Class X and Class Y shares. The total returns assume reinvestment of dividends and capital gains.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                    18%
Financials                    17%
Consumer Staples              15%
Health-Care                   15%
Capital Goods                 12%
Communication Services         9%
Consumer Cyclicals             8%
Other                          6%

Core Equity Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  MCI WorldCom, Inc.                                             4.6%
        COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
    2.  Medtronic, Inc.                                                4.1%
        MAKES VASCULAR, CARDIAC AND NEUROLOGICAL PRODUCTS
    3.  Lilly (Eli) & Co.                                              3.9%
        PHARMACEUTICAL DRUG COMPANY
    4.  Compaq Computer Corp.                                          3.7%
        MAKES AND MARKETS DESKTOP PERSONAL COMPUTERS
    5.  American Home Products Corp.                                   3.7%
        MAKES HEALTH-CARE AND PEST CONTROL PRODUCTS
    6.  Cisco Systems, Inc.                                            3.7%
        PROVIDES NETWORKING CONNECTION SYSTEMS
    7.  Dayton Hudson Corp.                                            3.6%
        DEPARTMENT STORE RETAILER
    8.  Albertson's, Inc.                                              3.5%
        MAJOR RETAIL FOOD AND DRUG CHAIN
    9.  McDonald's Corp.                                               3.5%
        FAST FOOD RESTAURANT OPERATOR
   10.  General Electric Co.                                           3.4%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--99.4%

BANKS (MAJOR REGIONAL)--2.2%
Fleet Financial Group, Inc..............                 5,350   $     239,078
BANKS (MONEY CENTER)--1.4%
BankAmerica Corp........................                 2,600         156,325

BEVERAGES (NON-ALCOHOLIC)--1.4%
PepsiCo, Inc............................                 3,775         154,539
BUILDING MATERIALS--3.0%
Masco Corp..............................                11,250         323,437

COMMUNICATIONS EQUIPMENT--3.2%
Lucent Technologies, Inc................                 3,150         346,500

COMPUTERS (HARDWARE)--9.7%
Compaq Computer Corp....................                 9,700         406,794
International Business Machines Corp....                 1,675         309,456
Sun Microsystems, Inc.(b)...............                 4,000         342,500
                                                                 -------------
                                                                     1,058,750
                                                                 -------------

COMPUTERS (NETWORKING)--3.7%
Cisco Systems, Inc.(b)..................                 4,337         402,528

ELECTRIC COMPANIES--1.1%
Duke Energy Corp........................                 1,925         123,320

ELECTRICAL EQUIPMENT--6.1%
Emerson Electric Co.....................                 4,700         294,044
General Electric Co.....................                 3,575         364,873
                                                                 -------------
                                                                       658,917
                                                                 -------------

                                                      SHARES         VALUE
                                                     ---------   -------------

FINANCIAL (DIVERSIFIED)--4.1%
Fannie Mae..............................                 2,200   $     162,800
MGIC Investment Corp....................                 7,200         286,650
                                                                 -------------
                                                                       449,450
                                                                 -------------

FOODS--1.5%
Sara Lee Corp...........................                 5,800         163,487

HEALTH CARE (DIVERSIFIED)--3.7%
American Home Products Corp.............                 7,150         402,634

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.9%
Lilly (Eli) & Co........................                 4,775         424,378
Schering-Plough Corp....................                 5,850         323,213
                                                                 -------------
                                                                       747,591
                                                                 -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.1%
Medtronic, Inc..........................                 6,075         451,069

INSURANCE (MULTI-LINE)--1.9%
Hartford Financial Services Group, Inc.
(The)...................................                 3,675         201,666

INSURANCE (PROPERTY-CASUALTY)--2.0%
Allstate Corp. (The)....................                 5,575         215,334

INSURANCE BROKERS--2.3%
Marsh & McLennan Companies, Inc.........                 4,250         248,359

OFFICE EQUIPMENT & SUPPLIES--2.8%
Pitney Bowes, Inc.......................                 4,600         303,888

OIL & GAS (DRILLING & EQUIPMENT)--1.1%
Halliburton Co..........................                 3,975         117,759

4                      See Notes to Financial Statements

Core Equity Portfolio

                                                      SHARES         VALUE
                                                     ---------   -------------
OIL (INTERNATIONAL INTEGRATED)--3.2%
Conoco, Inc. Class A(b).................                 3,600   $      75,150
Mobil Corp..............................                 3,150         274,444
                                                                 -------------
                                                                       349,594
                                                                 -------------
PERSONAL CARE--2.7%
Avon Products, Inc......................                 4,350         192,488
Gillette Co.............................                 2,200         106,288
                                                                 -------------
                                                                       298,776
                                                                 -------------
RESTAURANTS--3.5%
McDonald's Corp.........................                 4,925         377,378

RETAIL (BUILDING SUPPLIES)--2.7%
Home Depot, Inc. (The)..................                 4,850         296,759
RETAIL (DRUG STORES)--2.5%
CVS Corp................................                 4,850         266,750

RETAIL (FOOD CHAINS)--3.5%
Albertson's, Inc........................                 5,975         380,533
RETAIL (GENERAL MERCHANDISE)--3.6%
Dayton Hudson Corp......................                 7,125         386,531
SAVINGS & LOAN COMPANIES--2.6%
Washington Mutual, Inc..................                 7,325         279,723

SERVICES (COMMERCIAL & CONSUMER)--2.4%
Service Corp. International.............                 6,925         263,583
SERVICES (DATA PROCESSING)--1.8%
First Data Corp.........................                 6,075         192,502

TELECOMMUNICATIONS (LONG DISTANCE)--4.6%
MCI WorldCom, Inc.(b)...................                 6,950         498,663

                                                      SHARES         VALUE
                                                     ---------   -------------

TELEPHONE--4.1%
Ameritech Corp..........................                 2,100   $     133,088
Bell Atlantic Corp......................                 2,400         136,350
GTE Corp................................                 2,700         182,081
                                                                 -------------
                                                                       451,519
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $9,416,873)                                        10,806,942
------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.4%
(IDENTIFIED COST $9,416,873)                                        10,806,942
------------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ---------

SHORT-TERM OBLIGATIONS--0.6%

MONEY MARKET MUTUAL FUNDS--0.6%
State Street Global Advisors Seven Seas
Money Market Fund (6.625% seven day
effective yield)........................             $      68          68,143
------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $68,143)                                               68,143
------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $9,485,016)                                        10,875,085(a)
Cash and receivables, less liabilities--(0.0%)                          (1,580)
                                                                 -------------
NET ASSETS--100.0%                                               $  10,873,505
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,673,666 and gross depreciation of $359,873 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $9,561,292.
(b)  Non-income producing.

                       See Notes to Financial Statements                       5

Core Equity Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $9,485,016)                                $ 10,875,085
Receivables
  Dividends and interest                                             7,658
  Receivable from adviser                                           52,220
Prepaid expenses                                                    15,970
                                                              ------------
    Total assets                                                10,950,933
                                                              ------------
LIABILITIES
Payables
  Transfer agent fee                                                 6,135
  Financial agent fee                                                2,315
  Trustees' fee                                                      1,500
Accrued expenses                                                    67,478
                                                              ------------
    Total liabilities                                               77,428
                                                              ------------
NET ASSETS                                                    $ 10,873,505
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 10,207,366
Undistributed net investment income                                     40
Accumulated net realized loss                                     (723,970)
Net unrealized appreciation                                      1,390,069
                                                              ------------
NET ASSETS                                                    $ 10,873,505
                                                              ------------
                                                              ------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,770,692)               1,053,242
Net asset value and offering price per share                        $10.23

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $102,813)                     10,067
Net asset value and offering price per share                        $10.21

                            STATEMENT OF OPERATIONS
               FROM INCEPTION APRIL 14, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $  49,684
Interest                                                          6,156
                                                              ---------
    Total investment income                                      55,840
                                                              ---------
EXPENSES
Investment advisory fee                                          22,841
Distribution fee, Class Y                                           170
Financial agent fee                                              25,911
Registration                                                     72,814
Transfer agent                                                   27,426
Professional                                                     20,645
Printing                                                         16,315
Trustees                                                         10,044
Custodian                                                         7,308
Miscellaneous                                                     4,368
                                                              ---------
    Total expenses                                              207,842
    Less expenses borne by investment adviser                  (177,755)
                                                              ---------
    Net expenses                                                 30,087
                                                              ---------
NET INVESTMENT INCOME                                            25,753
                                                              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (723,970)
Net change in unrealized appreciation (depreciation) on
  investments                                                 1,390,069
                                                              ---------
NET GAIN ON INVESTMENTS                                         666,099
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 691,852
                                                              ---------
                                                              ---------

6                      See Notes to Financial Statements

Core Equity Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                          From Inception
                                            4/14/98 to
                                             12/31/98
                                          ---------------
FROM OPERATIONS
  Net investment income (loss)              $      25,753
  Net realized gain (loss)                       (723,970)
  Net change in unrealized appreciation
    (depreciation)                              1,390,069
                                          ---------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                               691,852
                                          ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                  (25,531)
  Net investment income, Class Y                     (222)
  In excess of net investment income,
    Class X                                       (43,528)
  In excess of net investment income,
    Class Y                                          (378)
                                          ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 (69,659)
                                          ---------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (1,046,343 shares)                         10,081,583
  Net asset value of shares issued from
    reinvestment of distributions (6,899
    shares)                                        69,058
                                          ---------------
Total                                          10,150,641
                                          ---------------
CLASS Y
  Proceeds from sales of shares (10,007
    shares)                                       100,071
  Net asset value of shares issued from
    reinvestment of distributions (60
    shares)                                           600
                                          ---------------
Total                                             100,671
                                          ---------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                               10,251,312
                                          ---------------
  NET INCREASE IN NET ASSETS                   10,873,505
NET ASSETS
  Beginning of period                                   0
                                          ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $40)           $  10,873,505
                                          ---------------
                                          ---------------

                       See Notes to Financial Statements                       7

Core Equity Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            CLASS X          CLASS Y
                                           ----------       ----------
                                              FROM             FROM
                                           INCEPTION        INCEPTION
                                           4/14/98 TO       4/14/98 TO
                                            12/31/98         12/31/98
Net asset value, beginning of period       $    10.00       $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.04(1)(5)       0.02(2)(5)
  Net realized and unrealized gain
    (loss)                                       0.26             0.25
                                                -----            -----
      TOTAL FROM INVESTMENT OPERATIONS           0.30             0.27
                                                -----            -----
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.03)           (0.02)
  Dividends from net realized gains                --               --
  In excess of net investment income            (0.04)           (0.04)
                                                -----            -----
      TOTAL DISTRIBUTIONS                       (0.07)           (0.06)
                                                -----            -----
Change in net asset value                        0.23             0.21
                                                -----            -----
NET ASSET VALUE, END OF PERIOD             $    10.23       $    10.21
                                                -----            -----
                                                -----            -----
Total return                                     2.97%(4)         2.71%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $10,771             $103

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             0.65%(3)         0.90%(3)
  Net investment income                          0.56%(3)         0.37%(3)
Portfolio turnover                                 52%(4)           52%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.26.
(2) Includes reimbursement of operating expenses by investment adviser of $0.26.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.

8                      See Notes to Financial Statements

GROWTH STOCK PORTFOLIO

INVESTOR PROFILE

    The Growth Stock Portfolio is appropriate for investors seeking long-term appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, Class X shares returned 31.20% and Class Y shares returned 30.85%. These 12-month results outdistanced the 28.76% return of the S&P 500 Index(1) and significantly outperformed the Lipper Growth Fund average of 22.86% for a universe of 980 funds, according to Lipper Inc. All performance figures assume reinvestment of distributions and are net of fees.

    While 1998 turned out to be an excellent year for the U.S. stock market, it was marked with exceptional volatility. Last year was also marked by a large disparity in returns between asset classes. Small-capitalization stocks continued to underperform and profitability at many cyclical companies came under pressure due to weakness in the international markets and falling commodity prices. Recognizing these trends, we focused our stock selection on large-capitalization companies with predictable revenue streams and a domestic focus. The Portfolio's heavy bias towards large-cap names and its overweighting in the health-care, consumer staples and technology sectors were the primary drivers for our strong performance last year.

    Specific to the fourth quarter, positive contributors to the Portfolio's above-average results included our top-down strategy of overweighting technology, communication services and consumer staples as well as strong stock selection in each of these sectors. Despite the obvious temptation to raise cash during this summer's sell-off, our decision to remain fully invested in stocks also paid off handsomely as the market has rebounded dramatically from its early October lows. On the other side of the equation, the most notable factor that held back performance over this latest reporting period was the Portfolio's underweighted position in the strongly performing consumer cyclical group during the final quarter. While we were not expecting a recession anytime soon, we were somewhat surprised by the strength of the U.S consumer over this latest quarter.

OUTLOOK

    As we enter 1999, the stock market and U.S. economy continue to be strong. Despite some weakness in exports and the manufacturing sector, robust consumer spending has made the U.S. economy the strongest in the industrialized world. Recent data on employment, personal income, consumer spending, and consumer confidence are all encouraging. Yet, there is a fundamental disconnect between the economy and corporate profits. Profits for 1998 were about flat with 1997, and we expect only slight improvement this year. This tough earnings environment over the past year benefited steady growth groups, such as health-care and communication services. We don't see this changing for the foreseeable future. Actually, we see the torrid pace of economic growth slowing somewhat in 1999.

    Overall, we remain cautiously optimistic on the market. While we expect corporate profits to remain under pressure, this current environment of benign inflation and historically low interest rates should continue to be a positive catalyst for financial assets. After four straight years of double-digit gains, it is also likely that we will see more normalized (single-digit) returns for U.S. equities in 1999. Lastly, we believe that the financial markets will remain volatile over the near term, as there are still many crosscurrents at work in the global financial systems.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Growth Stock Portfolio
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                          1 YEAR  5 YEARS   10 YEARS
                                          ------  -------   --------
Class X Shares                             31.20%  19.65%     18.44%
Class Y Shares                             30.85   19.35      18.14
S&P 500 Index(3)                           28.76   24.15      19.22

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y Shares will vary due to differing inception dates and fees.
(3) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance.
     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed may be worth more or less than the original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  GROWTH STOCK PORTFOLIO
(IN THOUSANDS)        CLASS X(2)             S&P 500 INDEX(3)
12/30/1988             $5,000,000.00           $5,000,000.00
12/29/1989             $6,785,355.45           $6,571,746.62
12/31/1990             $7,005,596.69           $6,361,813.50
12/31/1991             $9,848,478.77           $8,304,942.86
12/31/1992            $10,064,448.31           $8,943,652.12
12/31/1993            $11,074,971.75           $9,838,026.31
12/30/1994            $10,975,254.41           $9,968,185.52
12/29/1995            $14,786,412.53          $13,706,981.34
12/31/1996            $16,462,647.16          $16,893,536.06
12/31/1997            $20,702,802.41          $22,531,853.96
12/31/1998            $27,162,714.74          $29,011,222.88

This chart assumes an initial gross investment of $5,000,000 made on 12/31/88 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                           24%
Consumer Staples                     18%
Health-Care                          18%
Financials                           14%
Communication Services                9%
Capital Goods                         7%
Consumer Cyclicals                    6%
Other                                 4%

Growth Stock Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Intel Corp.                                                    4.0%
        DESIGNS, DEVELOPS AND MARKETS ADVANCED MICROCOMPUTER COMPONENTS
    2.  International Business Machines Corp.                          3.5%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    3.  Microsoft Corp.                                                3.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    4.  AirTouch Communications, Inc.                                  3.2%
        PROVIDES WIRELESS TELECOMMUNICATIONS AND PAGING SERVICES
    5.  Pfizer, Inc.                                                   3.2%
        PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
    6.  Bristol-Myers Squibb Co.                                       2.8%
        COMPREHENSIVE HEALTH-CARE COMPANY
    7.  General Electric Co.                                           2.7%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  Safeway, Inc.                                                  2.5%
        OPERATES A CHAIN OF FOOD AND DRUG STORES
    9.  Compuware Corp.                                                2.4%
        DEVELOPS AND MARKETS PROGRAMMING AND APPLICATION PRODUCTIVITY
        SOFTWARE
   10.  Warner-Lambert Co.                                             2.4%
        MAKES CONSUMER HEALTH-CARE PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES       VALUE
                                                     --------   ------------
COMMON STOCKS--98.0%

BANKS (MAJOR REGIONAL)--3.4%
Bank One Corp...........................               11,672   $    596,001
Mellon Bank Corp........................                4,900        336,875
U.S. Bancorp............................                9,400        333,700
Wells Fargo & Co........................               25,600      1,022,400
                                                                ------------
                                                                   2,288,976
                                                                ------------

BANKS (MONEY CENTER)--1.3%
BankAmerica Corp........................               14,402        865,920

BEVERAGES (ALCOHOLIC)--1.0%
Anheuser-Busch Companies, Inc...........               10,400        682,500
BEVERAGES (NON-ALCOHOLIC)--1.5%
PepsiCo, Inc............................               25,100      1,027,531

BROADCASTING (TELEVISION, RADIO & CABLE)--5.0%
CBS Corp................................               10,500        343,875
Chancellor Media Corp.(b)...............                8,600        411,725
Clear Channel Communications, Inc.(b)...                6,700        365,150
Fox Entertainment Group, Inc. Class
A(b)....................................                8,400        211,575
Liberty Media Group Class A(b)..........               18,150        836,034
Tele-Communications, Inc. Class A(b)....               21,500      1,189,219
                                                                ------------
                                                                   3,357,578
                                                                ------------

COMMUNICATIONS EQUIPMENT--0.8%
Tellabs, Inc.(b)........................                7,800        534,787

                                                      SHARES       VALUE
                                                     --------   ------------

COMPUTERS (HARDWARE)--3.6%
International Business Machines Corp....               13,000   $  2,401,750

COMPUTERS (NETWORKING)--1.6%
Cisco Systems, Inc.(b)..................               11,475      1,065,023

COMPUTERS (PERIPHERALS)--1.6%
EMC Corp.(b)............................               12,800      1,088,000

COMPUTERS (SOFTWARE & SERVICES)--11.5%
America Online, Inc.(b).................                4,300        688,000
BMC Software, Inc.(b)...................               22,900      1,020,481
Compuware Corp.(b)......................               21,200      1,656,250
Edwards (J.D.) & Co.(b).................                6,500        184,437
HBO & Co................................               38,700      1,110,206
Microsoft Corp.(b)......................               15,800      2,191,262
Oracle Corp.(b).........................               14,400        621,000
Sterling Commerce, Inc.(b)..............                7,100        319,500
                                                                ------------
                                                                   7,791,136
                                                                ------------

CONSUMER FINANCE--1.3%
Capital One Financial Corp..............                7,500        862,500

DISTRIBUTORS (FOOD & HEALTH)--1.4%
Cardinal Health, Inc....................               12,800        971,200

ELECTRICAL EQUIPMENT--2.7%
General Electric Co.....................               17,700      1,806,506

ELECTRONICS (SEMICONDUCTORS)--4.7%
Intel Corp..............................               23,000      2,726,937

                       See Notes to Financial Statements                      11

Growth Stock Portfolio

                                                      SHARES       VALUE
                                                     --------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Micron Technology, Inc..................                9,200   $    465,175
                                                                ------------
                                                                   3,192,112
                                                                ------------

FINANCIAL (DIVERSIFIED)--4.8%
Citigroup, Inc..........................               19,050        942,975
Freddie Mac.............................               23,000      1,482,062
Morgan Stanley Dean Witter & Co.........               11,200        795,200
                                                                ------------
                                                                   3,220,237
                                                                ------------
HEALTH CARE (DIVERSIFIED)--5.8%
Bristol-Myers Squibb Co.................               14,000      1,873,375
Mylan Laboratories, Inc.................               13,000        409,500
Warner-Lambert Co.......................               21,500      1,616,531
                                                                ------------
                                                                   3,899,406
                                                                ------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--6.6%
Pfizer, Inc.............................               17,200      2,157,525
Schering-Plough Corp....................               27,000      1,491,750
Watson Pharmaceuticals, Inc.(b).........               12,900        811,087
                                                                ------------
                                                                   4,460,362
                                                                ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.8%
Baxter International, Inc...............               12,900        829,631
Becton, Dickinson and Co................                6,900        294,544
Genzyme Corp.(b)........................                6,900        343,275
Medtronic, Inc..........................               15,000      1,113,750
                                                                ------------
                                                                   2,581,200
                                                                ------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--2.2%
Clorox Co. (The)........................                2,300        268,669
Colgate-Palmolive Co....................                3,600        334,350
Procter & Gamble Co. (The)..............               10,000        913,125
                                                                ------------
                                                                   1,516,144
                                                                ------------

INSURANCE (LIFE/HEALTH)--0.5%
UNUM Corp...............................                6,100        356,087

INSURANCE (MULTI-LINE)--1.8%
American International Group, Inc.......                8,700        840,638
ReliaStar Financial Corp................                8,800        405,900
                                                                ------------
                                                                   1,246,538
                                                                ------------

                                                      SHARES       VALUE
                                                     --------   ------------

LODGING-HOTELS--0.5%
Carnival Corp...........................                7,400   $    355,200

MANUFACTURING (DIVERSIFIED)--2.0%
Tyco International Ltd..................               17,600      1,327,700

OIL & GAS (DRILLING & EQUIPMENT)--1.0%
Halliburton Co..........................                9,000        266,625
Schlumberger Ltd........................                5,600        258,300
Transocean Offshore, Inc................                4,600        123,338
                                                                ------------
                                                                     648,263
                                                                ------------

OIL (DOMESTIC INTEGRATED)--1.8%
USX-Marathon Group......................               40,800      1,229,100

OIL (INTERNATIONAL INTEGRATED)--2.6%
Amoco Corp..............................               25,500      1,539,563
Conoco, Inc. Class A(b).................               12,100        252,588
                                                                ------------
                                                                   1,792,151
                                                                ------------

RETAIL (BUILDING SUPPLIES)--1.8%
Home Depot, Inc. (The)..................               19,800      1,211,513

RETAIL (COMPUTERS & ELECTRONICS)--0.4%
Tandy Corp..............................                6,100        251,244

RETAIL (DRUG STORES)--3.9%
CVS Corp................................               24,100      1,325,500
Rite Aid Corp...........................               26,200      1,298,538
                                                                ------------
                                                                   2,624,038
                                                                ------------

RETAIL (FOOD CHAINS)--4.3%
Meyer (Fred), Inc.(b)...................               19,790      1,192,348
Safeway, Inc.(b)........................               27,900      1,700,156
                                                                ------------
                                                                   2,892,504
                                                                ------------

RETAIL (GENERAL MERCHANDISE)--0.8%
Wal-Mart Stores, Inc....................                6,500        529,344

RETAIL (SPECIALTY)--1.7%
Borders Group, Inc.(b)..................               13,800        344,138
Staples, Inc.(b)........................               18,900        825,694
                                                                ------------
                                                                   1,169,832
                                                                ------------

SERVICES (COMMERCIAL & CONSUMER)--0.5%
ServiceMaster Co. (The).................               16,300        359,619

12                     See Notes to Financial Statements

Growth Stock Portfolio

                                                      SHARES       VALUE
                                                     --------   ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.2%
AirTouch Communications, Inc.(b)........               30,200   $  2,178,175

TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
AT&T Corp...............................               13,200        993,300
MCI WorldCom, Inc.(b)...................               16,158      1,159,337
                                                                ------------
                                                                   2,152,637
                                                                ------------

TELEPHONE--1.8%
BellSouth Corp..........................               15,600        778,050
SBC Communications, Inc.................                8,600        461,175
                                                                ------------
                                                                   1,239,225
                                                                ------------

WASTE MANAGEMENT--1.6%
Waste Management, Inc...................               23,900      1,114,338
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $50,075,595)                                     66,290,376
----------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.8%

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.8%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                7,500        521,719
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $380,350)                                           521,719
----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.8%
(IDENTIFIED COST $50,455,945)                                     66,812,095
----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
SHORT-TERM OBLIGATIONS--1.6%

COMMERCIAL PAPER--1.6%
Vermont American Corp. 4.95%, 1/4/99....      A-1+       $  1,110   $   1,109,542
---------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,109,542)                                            1,109,542
---------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $51,565,487)                                          67,921,637(a)
Cash and receivables, less liabilities--(0.4%)                           (245,199)
                                                                    -------------
NET ASSETS--100.0%                                                  $  67,676,438
                                                                    -------------
                                                                    -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,790,990 and gross depreciation of $709,376 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $51,840,023.
(b)  Non-income producing.

                       See Notes to Financial Statements                      13

Growth Stock Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $51,565,487)                               $   67,921,637
Cash                                                                   2,510
Receivables
  Fund shares sold                                                    19,735
  Investment securities sold                                         798,852
  Dividends and interest                                              36,384
  Receivable from advisor                                              1,570
Prepaid expenses                                                       1,186
                                                              --------------
    Total assets                                                  68,781,874
                                                              --------------

LIABILITIES
Payables
  Investment securities purchased                                  1,008,534
  Transfer agent fee                                                   7,176
  Financial agent fee                                                  4,942
  Distribution fee                                                     4,352
  Trustees' fee                                                        1,472
Accrued expenses                                                      78,960
                                                              --------------
    Total liabilities                                              1,105,436
                                                              --------------
NET ASSETS                                                    $   67,676,438
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   47,486,601
Accumulated net realized gain                                      3,833,687
Net unrealized appreciation                                       16,356,150
                                                              --------------
NET ASSETS                                                    $   67,676,438
                                                              --------------
                                                              --------------

CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $46,329,706)                 1,224,946
Net asset value and offering price per share                          $37.82

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,346,732)                   564,831
Net asset value and offering price per share                          $37.79

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $   459,315
Interest                                                           74,670
                                                              -----------
    Total investment income                                       533,985
                                                              -----------

EXPENSES
Investment advisory fee                                           383,128
Distribution fee, Class Y                                          48,137
Financial agent fee                                                68,404
Registration                                                       46,845
Transfer agent                                                     44,338
Professional                                                       32,532
Custodian                                                          20,892
Trustees                                                           13,209
Printing                                                            8,787
Miscellaneous                                                      18,319
                                                              -----------
    Total expenses                                                684,591
    Less expenses borne by investment adviser                    (188,736)
                                                              -----------
    Net expenses                                                  495,855
                                                              -----------
NET INVESTMENT INCOME                                              38,130
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 8,875,871
Net change in unrealized appreciation (depreciation) on
  investments                                                   8,732,664
                                                              -----------
NET GAIN ON INVESTMENTS                                        17,608,535
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $17,646,665
                                                              -----------
                                                              -----------

14                     See Notes to Financial Statements

Growth Stock Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $      38,130   $    497,966
  Net realized gain (loss)                    8,875,871     27,922,676
  Net change in unrealized appreciation
    (depreciation)                            8,732,664     (8,683,661)
                                          -------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               17,646,665     19,736,981
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                (30,177)      (454,672)
  Net investment income, Class Y                 (7,953)      (109,947)
  Net realized gains, Class X                (7,279,351)   (27,451,354)
  Net realized gains, Class Y                (3,125,369)    (8,523,137)
  In excess of net investment income,
    Class X                                          --        (20,589)
  In excess of net investment income,
    Class Y                                          --         (4,979)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (10,442,850)   (36,564,678)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (447,453
    and 186,821 shares, respectively)        15,187,022      8,631,368
  Net asset value of shares issued from
    reinvestment of distributions
    (204,764 and 760,770 shares,
    respectively)                             7,309,523     27,925,887
  Cost of shares redeemed (737,633 and
    1,381,997 shares, respectively)         (25,502,110)   (61,947,854)
                                          -------------   ------------
Total                                        (3,005,565)   (25,390,599)
                                          -------------   ------------
CLASS Y
  Proceeds from sales of shares (42,715
    and 34,497 shares, respectively)          1,441,580      1,706,016
  Net asset value of shares issued from
    reinvestment of distributions
    (85,930 and 235,940 shares,
    respectively)                             3,069,279      8,638,038
  Cost of shares redeemed (84,508 and
    234,220 shares, respectively)            (3,014,143)   (11,860,743)
                                          -------------   ------------
Total                                         1,496,716     (1,516,689)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             (1,508,849)   (26,907,288)
                                          -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS       5,694,966    (43,734,985)
NET ASSETS
  Beginning of period                        61,981,472    105,716,457
                                          -------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY)              $  67,676,438   $ 61,981,472
                                          -------------   ------------
                                          -------------   ------------

                       See Notes to Financial Statements                      15

Growth Stock Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS X
                                            ---------------------------------------------------
                                              YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                            ----------------------------           3/1/96 TO
                                                  1998              1997           12/31/96
Net asset value, beginning of period        $    33.85        $    47.42          $     48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                    0.05(4)(7)        0.31(4)(7)           0.34(4)
  Net realized and unrealized gain
    (loss)                                        9.88             10.60                 4.89
                                                 -----             -----                -----
      TOTAL FROM INVESTMENT OPERATIONS            9.93             10.91                 5.23
                                                 -----             -----                -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.15)            (0.39)               (0.30)
  Dividends from net realized gains              (5.81)           (24.07)(3)            (5.52)
  In excess of net investment income                --             (0.02)                  --
                                                 -----             -----                -----
      TOTAL DISTRIBUTIONS                        (5.96)           (24.48)               (5.82)
                                                 -----             -----                -----
Change in net asset value                         3.97            (13.57)               (0.59)
                                                 -----             -----                -----
NET ASSET VALUE, END OF PERIOD              $    37.82        $    33.85          $     47.42
                                                 -----             -----                -----
                                                 -----             -----                -----
Total return                                     31.20%            25.76%               10.71%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $46,330           $44,350              $82,739
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.70%             0.70%                0.70%(1)
  Net investment income                           0.13%             0.64%                0.65%(1)
Portfolio turnover                                 115%              148%                  99%(2)

                                                                  CLASS Y
                                            ---------------------------------------------------
                                              YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                            ----------------------------           3/1/96 TO
                                                  1998              1997           12/31/96
Net asset value, beginning of period        $    33.86        $    47.43          $     48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                   (0.04)(5)(7)       0.18(5)(7)           0.18(5)
  Net realized and unrealized gain
    (loss)                                        9.88             10.59                 4.95
                                                 -----             -----                -----
      TOTAL FROM INVESTMENT OPERATIONS            9.84             10.77                 5.13
                                                 -----             -----                -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.10)            (0.31)               (0.19)
  Dividends from net realized gains              (5.81)           (24.02)(3)            (5.52)
  In excess of net investment income                --             (0.01)                  --
                                                 -----             -----                -----
      TOTAL DISTRIBUTIONS                        (5.91)           (24.34)               (5.71)
                                                 -----             -----                -----
Change in net asset value                         3.93            (13.57)               (0.58)
                                                 -----             -----                -----
NET ASSET VALUE, END OF PERIOD              $    37.79        $    33.86          $     47.43
                                                 -----             -----                -----
                                                 -----             -----                -----
Total return                                     30.85%            25.46%               10.48%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $21,347           $17,631              $22,978

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.95%             0.95%                0.95%(1)
  Net investment income (loss)                   (0.11)%            0.39%                0.39%(1)
Portfolio turnover                                 115%              148%                  99%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  Includes amounts distributed as income and redesignated for tax purposes.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7)  Computed using average shares outstanding.

16
                       See Notes to Financial Statements

REAL ESTATE EQUITY SECURITIES PORTFOLIO

INVESTOR PROFILE

    The Portfolio emphasizes capital appreciation and current yield equally. It is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of owned properties, dependency on management skills and risks similar to those linked to small company investing.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, the Real Estate Equity Securities Portfolio provided a return (20.53)% and (20.69)% for Class X and Y shares, respectively, compared with a return of (17.50)% for the NAREIT Equity Total Return Index.(1)

    The year has clearly been disappointing from a stock price performance perspective. However, growth expectations in funds from operations (FFO) -- the proxy for earnings -- that a year ago we indicated should be 9% to 12% per share, have been met to date. Despite the negative press and broad-brush strokes of criticism, the bottom-line earnings were delivered overall. In fact, FFO per share grew by over 12% in the second and third quarters. This compares to flat to negative earnings growth for the broader market for the same two quarters.

    Earnings growth for equity REITs peaked this year as we have moved closer to equilibrium in the real estate cycle. This was not a surprise, but the level of erosion of investor confidence in the sector was. Some of the concerns that surfaced in 1998 were valid, while others were exaggerated and were frequently used to critique all equity REITs (over 170 companies in 14 sectors). The concerns included the threats of overbuilding, legislative action, and a softening economy. They also included legitimate questions about a lack of demonstrated discipline by some equity REITs in issuing additional common shares and debt.

    More than a few management teams did not recognize when their cost of capital was greater than the return available in the market for acquisitions, development or redevelopment. The capital markets ultimately disciplined them and private developers appropriately. However, discipline was meted out throughout the sector with very little distinction between offending REITs and REITs with demonstrated fiscal responsibility.

    Larger, more liquid equity REITs underperformed their peers overall this past year as investors were net sellers. Last years "growth" REITs, with significant imbedded internal growth, were nevertheless abandoned by investors who no longer saw growth and momentum in those names. As we favor visible earnings, particularly from internal growth, we were overweight in those companies. We were also overweight in the two sectors that experienced the most multiple contraction, office and hotels. The office and hotel sectors had the highest earnings growth per share this year and traded at the deepest discount to net asset value, but they were also subject to the largest

(1) THE NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) EQUITY TOTAL RETURN INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF REAL ESTATE EQUITY MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

swings on changes of sentiment or fundamentals. These reasons caused us to underperform our benchmark for the year.

OUTLOOK

    Conservative growth estimates of funds from operations per share range from 5% to 7% in 1999, assuming no external growth, and 7% to 9%, assuming modest external growth. Equity REIT earnings fundamentals will continue to beat the broader market, in our opinion. In addition, the dividend payout ratio as a percentage of cash flow is at its lowest in the history of equity REITs, thus allowing companies to retain cash flow in capital-constrained times.

    Based on this information, we believe the broader market is expensive relative to REITs. Last year we could not make the claim that real estate was cheaper on Wall Street than Main Street. This year we can. Whether one is looking at office or industrial property values per square foot, apartment values per unit, hotel values per key, health-care property values per bed, discounts to net asset value, or FFO yield versus cap rates, equity REITs are cheaper today than private market real estate. Given the earnings expectation for the broader market, combined with its record high multiple and a return to a rational level of investor sentiment, we believe equity REITs should offer an attractive alternative to the broader market with continued attractive yields.

Real Estate Equity Securities Portfolio
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                                       INCEPTION      INCEPTION
                                          1 YEAR      TO 12/31/98       DATE
                                          -------     -----------     ---------
Class X Shares                             (20.53)%        (1.02)%      5/1/97
Class Y Shares                             (20.69)         (1.21)       5/1/97

NAREIT Equity Total Return Index(3)        (17.50)          0.79        5/1/97

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X and Class Y Shares. Returns on Class Y Shares will vary due to differing fees.
(3) The NAREIT Equity Total Return Index is an unmanaged, commonly used measure of real estate equity market total return performance.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $250,000                                          PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      REAL ESTATE             REAL ESTATE         NAREIT EQUITY
                   EQUITY SECURITIES       EQUITY SECURITIES      TOTAL RETURN
(IN THOUSANDS)    PORTFOLIO CLASS X(2)    PORTFOLIO CLASS Y(2)      INDEX(3)
5/1/1997              $250,000.00             $250,000.00          $250,000.00
12/31/1997            $309,248.10             $308,883.90          $307,029.71
12/31/1998            $245,763.32             $244,990.79          $253,291.80

This chart assumes an initial gross investment of $250,000 made on 5/1/97 (inception of the Fund) for Class X and Class Y shares. The total returns for Class X and Class Y shares assume reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in fees.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial            40%
Residential           22%
Retail                20%
Diversified           11%
Health-Care            6%
Hotels                 1%

Real Estate Equity Securities Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Mack-Cali Realty Corp.                                         5.8%
        OFFICE/INDUSTRIAL REIT
    2.  Reckson Associates Realty Corp.                                5.6%
        OFFICE/INDUSTRIAL REIT
    3.  Spieker Properties, Inc.                                       5.4%
        OFFICE/INDUSTRIAL REIT
    4.  Boston Properties, Inc.                                        5.2%
        OFFICE/INDUSTRIAL REIT
    5.  Apartment Investment & Management Co.                          5.0%
        APARTMENT REIT
    6.  Vornado Realty Trust                                           4.6%
        DIVERSIFIED REIT
    7.  CenterPoint Properties Corp.                                   4.2%
        OFFICE/INDUSTRIAL REIT
    8.  Essex Property Trust, Inc.                                     4.0%
        APARTMENT REIT
    9.  Equity Residential Properties Trust                            3.7%
        APARTMENT REIT
   10.  Alexandria Real Estate Equities, Inc.                          3.4%
        OFFICE/INDUSTRIAL REIT

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--92.8%

REAL ESTATE INVESTMENT TRUSTS--92.5%

COMMERCIAL--37.5%
OFFICE/INDUSTRIAL--37.5%
Alexandria Real Estate Equities, Inc....                22,500   $     696,094
Boston Properties, Inc..................                34,600       1,055,300
CenterPoint Properties Corp.............                25,200         852,075
First Industrial Realty Trust, Inc......                18,500         496,031
Great Lakes REIT, Inc...................                12,000         188,250
Highwoods Properties, Inc...............                18,900         486,675
Mack-Cali Realty Corp...................                38,000       1,173,250
Reckson Associates Realty Corp..........                51,100       1,133,781
Spieker Properties, Inc.................                31,500       1,090,687
Weeks Corp..............................                16,300         459,456
                                                                 -------------
                                                                     7,631,599
                                                                 -------------

DIVERSIFIED--9.7%
Colonial Properties Trust...............                 6,300         167,737
Crescent Real Estate Equities Co........                22,900         526,700
Golf Trust of America, Inc..............                13,000         360,750
Vornado Realty Trust....................                27,600         931,500
                                                                 -------------
                                                                     1,986,687
                                                                 -------------

HEALTH CARE--5.5%
HRPT Properties Trust...................                36,500         513,281
Nationwide Health Properties, Inc.......                22,200         478,688

                                                      SHARES         VALUE
                                                     ---------   -------------
HEALTH CARE--CONTINUED
OMEGA Healthcare Investors, Inc.........                 4,200   $     126,788
                                                                 -------------
                                                                     1,118,757
                                                                 -------------

HOTELS--1.3%
Patriot American Hospitality, Inc.......                12,300          73,800
Starwood Hotels & Resorts combined
certificate.............................                 8,500         192,844
                                                                 -------------
                                                                       266,644
                                                                 -------------

RESIDENTIAL--19.6%

APARTMENTS--17.5%
Apartment Investment & Management Co....                27,200       1,011,500
Avalonbay Communities, Inc..............                13,700         469,225
Equity Residential Properties Trust.....                18,700         756,181
Essex Property Trust, Inc...............                27,200         809,200
Gables Residential Trust................                22,000         510,125
                                                                 -------------
                                                                     3,556,231
                                                                 -------------

MANUFACTURED HOMES--2.1%
Manufactured Home Communities, Inc......                 8,600         215,538
Sun Communities, Inc....................                 6,400         222,800
                                                                 -------------
                                                                       438,338
                                                                 -------------
------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                    3,994,569
------------------------------------------------------------------------------

RETAIL--18.9%

FACTORY OUTLET--2.8%
Chelsea GCA Realty, Inc.................                16,200         577,125

20                     See Notes to Financial Statements

Real Estate Equity Securities Portfolio

                                                      SHARES         VALUE
                                                     ---------   -------------
REGIONAL MALLS--8.6%
CBL & Associates Properties, Inc........                25,500   $     658,219
Macerich Co. (The)......................                25,700         658,563
Urban Shopping Centers, Inc.............                13,300         435,575
                                                                 -------------
                                                                     1,752,357
                                                                 -------------

STRIP CENTERS--7.5%
Bradley Real Estate Trust, Inc..........                14,800         303,400
Developers Diversified Realty Corp......                35,600         631,900
JDN Realty Corp.........................                 4,800         103,500
Kimco Realty Corp.......................                12,400         492,125
                                                                 -------------
                                                                     1,530,925
                                                                 -------------
------------------------------------------------------------------------------
TOTAL RETAIL                                                         3,860,407
------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $20,230,343)                                       18,858,663
------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.3%

COMMERCIAL--0.2%

OFFICE/INDUSTRIAL--0.2%
Reckson Services Industries, Inc.(b)....                10,080          41,580

DIVERSIFIED--0.1%
Cresent Operating, Inc.(b)..............                 2,500          11,797
Vornado Operating, Inc.(b)..............                   850           6,853
                                                                 -------------
                                                                        18,650
                                                                 -------------
------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $69,077)                                               60,230
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $20,385,050)                                       18,918,893
------------------------------------------------------------------------------


                                                        PAR
                                                       VALUE
                                                       (000)         VALUE
                                                     ---------   -------------

SHORT-TERM OBLIGATIONS--7.0%

REPURCHASE AGREEMENT--7.0%
State Street Bank & Trust Co. repurchase
agreement, 4.25% dated 12/31/98 due
1/4/99, repurchase price $1,424,672
collateralized by U.S. Treasury bill
10.625%, 8/15/15, market value
$1,459,270..............................             $   1,424   $   1,424,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,424,000)                                         1,424,000
------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $21,723,420)                                       20,342,893(a)
Cash and receivables, less liabilities--0.2%                            31,558
                                                                 -------------
NET ASSETS--100.0%                                               $  20,374,451
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $373,884 and gross depreciation of $1,754,411 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $21,723,420.
(b)  Non-income producing.

                       See Notes to Financial Statements                      21

Real Estate Equity Securities Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $21,723,420)                               $   20,342,893
Cash                                                                     477
Receivables
  Dividends and interest                                             136,889
Prepaid expenses                                                         395
                                                              --------------
    Total assets                                                  20,480,654
                                                              --------------
LIABILITIES
Payables
  Investment advisory fee                                              5,713
  Transfer agent fee                                                   7,176
  Trustees' fee                                                        1,500
  Financial agent fee                                                  1,204
  Distribution fee                                                       139
Accrued expenses                                                      90,471
                                                              --------------
    Total liabilities                                                106,203
                                                              --------------
NET ASSETS                                                    $   20,374,451
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid on shares of beneficial interest                 $   22,473,552
Undistributed net investment income                                   39,265
Accumulated net realized loss                                       (757,839)
Net unrealized depreciation                                       (1,380,527)
                                                              --------------
NET ASSETS                                                    $   20,374,451
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Asset $19,696,630)                  2,168,246
Net asset value and offering price per share                           $9.08
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Asset $677,821)                        74,596
Net asset value and offering price per share                           $9.09

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $      830,023
Interest                                                              70,707
                                                              --------------
    Total investment income                                          900,730
                                                              --------------

EXPENSES
Investment advisory fee                                               79,971
Distribution fee, Class Y                                              1,851
Financial agent fee                                                   56,515
Registration                                                          41,315
Transfer agent                                                        32,879
Printing                                                              31,329
Administration fee                                                    24,787
Professional                                                          23,728
Trustees                                                              13,001
Custodian                                                              4,648
Miscellaneous                                                          6,682
                                                              --------------
    Total expenses                                                   316,706
    Less expenses borne by investment adviser                       (168,100)
                                                              --------------
    Net expenses                                                     148,606
                                                              --------------
NET INVESTMENT INCOME                                                752,124
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (757,839)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (3,480,613)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (4,238,452)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (3,486,328)
                                                              --------------
                                                              --------------

22                     See Notes to Financial Statements

Real Estate Equity Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         From Inception
                                           Year Ended       5/1/97 to
                                            12/31/98        12/31/97
                                          ------------   ---------------
FROM OPERATIONS
  Net investment income (loss)            $    752,124     $     362,738
  Net realized gain (loss)                    (757,839)           46,037
  Net change in unrealized
    appreciation/(depreciation)             (3,480,613)        2,100,086
                                          ------------   ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (3,486,328)        2,508,861
                                          ------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X              (752,862)         (356,617)
  Net investment income, Class Y               (30,663)           (3,409)
  In excess of net investment income,
    Class X                                         --           (40,923)
  In excess of net investment income,
    Class Y                                         --              (407)
                                          ------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (783,525)         (401,356)
                                          ------------   ---------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (770,681
    and 1,285,529 shares, respectively)      7,215,000        13,305,591
  Net asset value of shares issued from
    reinvestment of distributions
    (77,570 and 34,466 shares,
    respectively)                              752,854           397,538
                                          ------------   ---------------
Total                                        7,967,854        13,703,129
                                          ------------   ---------------
CLASS Y
  Proceeds from sales of shares (0 and
    71,152 shares, respectively)                    --           831,346
  Net asset value of shares issued from
    reinvestment of distributions
    (3,113 and 331 shares, respectively)        30,655             3,815
                                          ------------   ---------------
Total                                           30,655           835,161
                                          ------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             7,998,509        14,538,290
                                          ------------   ---------------
  NET INCREASE IN NET ASSETS                 3,728,656        16,645,795
NET ASSETS
    Beginning of period                     16,645,795                 0
                                          ------------   ---------------
    END OF PERIOD (INCLUDING
     UNDISTRIBUTED NET INVESTMENT INCOME
     OF
      $34,558 AND $44,752, RESPECTIVELY)  $ 20,374,451     $  16,645,795
                                          ------------   ---------------
                                          ------------   ---------------

                       See Notes to Financial Statements                      23

Real Estate Equity Securities Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        CLASS X
                                            --------------------------------
                                                                    FROM
                                                                 INCEPTION
                                             YEAR ENDED          5/1/97 TO
                                              12/31/98            12/31/97
Net asset value, beginning of period        $      11.96        $      10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                      0.47(3)(6)          0.39(3)
  Net realized and unrealized gain
    (loss)                                         (2.89)               1.96
                                                   -----               -----
      TOTAL FROM INVESTMENT OPERATIONS             (2.42)               2.35
                                                   -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.46)              (0.35)
  Dividends from net realized gains                   --               (0.04)
                                                   -----               -----
      TOTAL DISTRIBUTIONS                          (0.46)              (0.39)
                                                   -----               -----
Change in net asset value                          (2.88)               1.96
                                                   -----               -----
NET ASSET VALUE, END OF PERIOD              $       9.08        $      11.96
                                                   -----               -----
                                                   -----               -----
Total return                                      (20.53)%             23.70%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $19,697             $15,791

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                0.88%               0.90%(1)
  Net investment income                             4.54%               4.75%(1)
Portfolio turnover                                    15%                  4%(2)

                                                        CLASS Y
                                            --------------------------------
                                                                    FROM
                                                                 INCEPTION
                                             YEAR ENDED          5/1/97 TO
                                              12/31/98            12/31/97
Net asset value, beginning of period        $      11.96        $      10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                      0.46(4)(6)          0.34(4)
  Net realized and unrealized gain
    (loss)                                         (2.91)               2.00
                                                   -----               -----
      TOTAL FROM INVESTMENT OPERATIONS             (2.45)               2.34
                                                   -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.42)              (0.34)
  Dividends from net realized gains                   --               (0.04)
                                                   -----               -----
      TOTAL DISTRIBUTIONS                          (0.42)              (0.38)
                                                   -----               -----
Change in net asset value                          (2.87)               1.96
                                                   -----               -----
NET ASSET VALUE, END OF PERIOD              $       9.09        $      11.96
                                                   -----               -----
                                                   -----               -----
Total return                                      (20.69)%             23.55%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $678                $855

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.13%               1.15%(1)
  Net investment income                             4.39%               4.51%(1)
Portfolio turnover                                    15%                  4%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6)  Computed using average shares outstanding.

24
                       See Notes to Financial Statements

MANAGED BOND PORTFOLIO

INVESTOR PROFILE

    The Managed Bond Portfolio is appropriate for investors seeking long-term capital appreciation through investments in fixed-income securities, including foreign and high-yield debt issues. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities.

INVESTMENT ADVISER'S REPORT

    For the 12 months ended December 31, 1998, Class X shares returned 1.99% and Class Y shares returned 1.72% compared with the Lehman Brothers Aggregate Bond Index(1), which returned 8.69% for the same period. All performance figures assume reinvestment of distributions and are net of fees.

    The 1997 U.S. interest rate roller coaster ride (starting out at 6.64%, peaking at 7.15%, and ending at 5.92%) turned into a "yield ride" in 1998, as many fixed-income investors began the year reaching for yield in both domestic high-yield securities and lower quality foreign bonds. Despite the favorable backdrop of a moderate, stable U.S. economy and historically low rates, this strategy began to lose favor as global uncertainty caused investor sentiment to shift in the second quarter toward a preference for the perceived safety and liquidity of U.S. Treasuries. Not since 1990 were bond investors punished so severely for owning anything other than U.S. government securities.

    For the year, according to Lehman, Treasury securities returned 10.03%, while returns from the non-Treasury sectors were much lower and directly related to their level of risk. During 1998, investment-grade corporate bonds returned 8.57%, asset-backed securities, 7.76%, and agency mortgage-backed securities, 6.96%. Within the corporate bond arena, high quality issues outperformed lower quality issues for the year, with triple A-rated corporate bonds returning 10.22% versus 6.85% for triple B-rated bonds. Within the below investment-grade arena, results were considerably weaker. The CS First Boston High Yield Index(2) was essentially flat at 0.58%, while the J.P. Morgan Emerging Markets Bond Index Plus(3) dropped 14.35%. While it is somewhat misleading given the mixed results for the various sectors of the market, the most widely accepted broad market benchmark, the Lehman Aggregate Bond Index, delivered another solid year returning close to 9%.

    While we are not pleased with our calendar-year results, they can be explained by a "flight to quality" of unprecedented magnitude. As stated earlier, the U.S. Treasury sector was the best performing sector in 1998. While market environments such as this happen relatively infrequently,

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BOND MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE CS FIRST BOSTON HIGH YIELD INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF HIGH-YIELD BONDS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS IS AN UNMANAGED, COMMONLY USED MEASURE OF EMERGING-MARKETS DEBT TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

they penalize managers such as ourselves that have a significant underweighting to U.S. Treasuries. It is noteworthy that since 1980, there was only one occurrence when U.S. Treasuries were the best performing bond market sector two years in a row. During this difficult time, we remained true to our discipline and remained fully allocated to those non-core sectors we believed were the most attractive from a risk-reward perspective. We believe that this is the most prudent manner in which to manage assets, particularly during extreme market moves.

OUTLOOK

    We enter the new year optimistic that the worst of the spread widening is behind us as we continue to focus on finding the most attractive opportunities. We expect market volatility to continue in 1999, although not to the extent we saw in 1998. Uncertainties such as the implication of the euro (Europe's new unified currency), Y2K, and Japan's economy continue to fuel global volatility. Historically, we have found that volatile markets create opportunities for those who are patient and discerning. Of course, past performance is not a guarantee of future results.

    We believe the portfolio is well structured to take advantage of current market conditions, and we will continue to emphasize the credit-sensitive sectors given their very favorable valuations. Specifically, we see significant value in the commercial mortgage-backed security sector where we have an overweighting versus the Lehman Brothers Aggregate Bond Index. We own triple A-rated bonds, which currently yield 135 basis points more than U.S. Treasuries with similar durations. Furthermore, these bonds yield more than triple A-rated corporate bonds, which currently yield 77 basis points more than U.S. Treasuries. Our commercial mortgage-backed bonds have high credit ratings, and provide an excellent yield advantage whether compared to U.S. Treasuries or to similarly rated corporate bonds.

Managed Bond Portfolio
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                          1 YEAR   5 YEARS   10 YEARS
                                          ------   -------   --------
Class X Shares                             1.99%     6.79%     8.88%
Class Y Shares                             1.72      6.52      8.61
Lehman Brothers Aggregate Bond Index(3)    8.69      7.27      9.26

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y Shares will vary due to differing inception dates and fees.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.
     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(IN THOUSANDS)        MANAGED BOND PORTFOLIO CLASS X(2)       LEHMAN BROTHERS AGGREGATE BOND INDEX(3)
12/30/88                         $5,000,000.00                              $5,000,000.00
12/29/89                         $5,608,585.50                              $5,726,725.71
12/31/90                         $5,816,752.96                              $6,239,815.17
12/31/91                         $6,905,460.35                              $7,238,363.73
12/31/92                         $7,519,874.34                              $7,774,036.65
12/31/93                         $8,432,627.06                              $8,532,061.09
12/30/94                         $8,022,073.50                              $8,283,231.03
12/29/95                         $9,623,957.56                              $9,813,875.07
12/31/96                        $10,460,815.65                             $10,170,151.60
12/31/97                        $11,480,340.86                             $11,151,848.90
12/31/98                        $11,709,264.40                             $12,120,590.05

This chart assumes an initial gross investment of $5,000,000 made on 12/31/88 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency Mortgage-Backed       24%
Municipal                        17%
Foreign Government               15%
U.S. Government                  14%
Corporate                        10%
Foreign Corporate                 8%
Agency Mortgage-Backed            6%
Other                             6%

Managed Bond Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  U.S. Treasury Notes 4.75%, 11/15/08                            9.3%
        U.S. GOVERNMENT SECURITIES
    2.  U.S. Treasury Notes 4.25%, 11/15/03                            4.1%
        U.S. GOVERNMENT SECURITIES
    3.  GNMA                                                           2.9%
        GOVERNMENT AGENCY MORTGAGE ISSUER
    4.  Republic of Panama                                             1.8%
        FOREIGN GOVERNMENT SECURITY
    5.  Freddie Mac                                                    1.8%
        GOVERNMENT AGENCY MORTGAGE ISSUER
    6.  Denver City County School District 01 Pension Taxable          1.7%
        MUNICIPAL BOND
    7.  Poland Bearer PDI                                              1.7%
        FOREIGN GOVERNMENT SECURITY
    8.  Republic of Argentina 9/19/27                                  1.6%
        FOREIGN GOVERNMENT SECURITY
    9.  United Mexican States Global Bond 5/15/26                      1.6%
        FOREIGN GOVERNMENT SECURITY
   10.  Securitized Asset Sales, Inc. 95-A, M                          1.6%
        NON-AGENCY MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT DECEMBER 31, 1998

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

U.S. GOVERNMENT SECURITIES--13.4%

U.S. TREASURY NOTES--13.4%
U.S. Treasury Notes 4.25%, 11/15/03.....      Aaa       $  5,000   $   4,933,985
U.S. Treasury Notes 4.75%, 11/15/08.....      Aaa         11,180      11,259,982
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $16,163,541)                                         16,193,967
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--6.0%
Fannie Mae 6.75%, 6/25/20...............      Aaa          1,378       1,381,613
Fannie Mae 6.527%, 5/25/30..............      Aaa            130         132,194
Freddie Mac 6.65%, 6/15/23..............      Aaa          2,050       2,169,870
GNMA 6%, 12/15/28.......................      Aaa          3,518       3,487,821
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,921,774)                                           7,171,498
--------------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--2.6%

Fannie Mae 6%, 5/15/08..................      Aaa          1,470       1,555,083
FHLB 5.315%, 12/23/08...................      Aaa          1,550       1,545,819
--------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,104,146)                                           3,100,902
--------------------------------------------------------------------------------

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

MUNICIPAL BONDS--15.7%

CALIFORNIA--4.0%
California State Department Water
Resources Revenue Series S 5%, 12/1/29..      Aa        $    865   $     855,269

Fresno County Pension Obligation Taxable
6.21%, 8/15/06..........................      Aaa          1,000       1,033,750

Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09........      Aaa            400         437,500

Orange County Pension Obligation Revenue
Taxable Series A 7.62%, 9/1/08..........      Aaa             50          56,562

Orange County Pension Obligation Revenue
Taxable Series A 7.67%, 9/1/09..........      Aaa          1,200       1,369,500

Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      Aaa          1,000       1,051,250
                                                                   -------------
                                                                       4,803,831
                                                                   -------------

COLORADO--1.7%
Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07......      Aaa          1,900       2,033,000

FLORIDA--1.3%
Palm Beach County Solid Waste Industrial
Development Project B Revenue Taxable
10.50%, 1/1/11(g)(h)....................      NR           1,000         500,000

28                     See Notes to Financial Statements

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
FLORIDA--CONTINUED
University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d).......      Aaa       $    210   $     230,737

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d).......      Aaa            810         867,712
                                                                   -------------
                                                                       1,598,449
                                                                   -------------

ILLINOIS--2.3
Illinois Educational Facilities
Authority-Loyola University Revenue
Series A 5.70%, 7/1/24..................      Aaa          1,075       1,158,312

Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24..........      Aaa          1,525       1,652,719
                                                                   -------------
                                                                       2,811,031
                                                                   -------------

MASSACHUSETTS--1.6%
Massachusetts State Port Authority
Revenue Taxable Series C 6%, 7/1/01.....      Aa             870         884,138

Massachusetts State Turnpike Authority
Revenue Series A 5%, 1/1/27.............      Aaa             85          83,831

Massachusetts State Water Resources
Authority Revenue Series D 5%, 8/1/24...      Aaa            985         972,688
                                                                   -------------
                                                                       1,940,657
                                                                   -------------

NEVADA--0.7%
Nevada State Projects 66 & 67 Series A
5%, 5/15/28.............................      Aaa            900         885,375

NEW YORK--1.6%
Long Island Power Authority New York
Electrical Systems Revenue Series A
5.125%, 12/1/22.........................      Aaa            900         906,750

New York State Local Government
Assistance Revenue Series B 5.50%,
4/1/07..................................      Aaa            900         984,375
                                                                   -------------
                                                                       1,891,125
                                                                   -------------

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

PENNSYLVANIA--0.4%
Pennsylvania Economic Development
Financing Authority Revenue Series B
9.50%, 1/1/12(g)(h).....................      NR        $  1,905   $     533,400

TEXAS--0.1%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.45%, 11/1/08..........................      Aaa             70          73,238

VIRGINIA--0.9%
Newport News Taxable Series B 7.05%,
1/15/25.................................      Aa           1,025       1,058,313

WASHINGTON--0.4%
Snohomish County Washington School
District 5.65%, 12/1/09.................      Aaa            475         524,875

WISCONSIN--0.7%
Wisconsin State Series 2 5%, 5/1/08.....      Aa             795         845,681
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $19,942,729)                                         18,998,975
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.7%

Capita Equipment Receivables Trust 97-1
B 6.45%, 8/15/02........................      Aa             600         606,000

First U.S.A. 98-1, C 144A 6.50%,
1/18/06(b)..............................      NR             925         933,672

Green Tree Financial Corp. 97-3, A6
7.32%, 7/15/28..........................      Aaa            100         103,625

Green Tree Financial Corp. 96-10, A3
6.16%, 11/15/28.........................    AAA(c)           514         515,089

Green Tree Financial Corp. 97-4, M1
7.22%, 2/15/29..........................      Aa           1,500       1,508,437

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A             100         101,438

Team Fleet Financing Corp. 98-2A, C 144A
6.53%, 7/25/02(b).......................    BBB(c)           770         754,119
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,512,128)                                           4,522,380
--------------------------------------------------------------------------------

                       See Notes to Financial Statements                      29

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
CORPORATE BONDS--9.3%

AEROSPACE/DEFENSE--0.7%
BE Aerospace 144A 9.50%, 11/1/08(b).....       B        $    740   $     784,400
AIRLINES--0.8%
U.S. Airways 6.85%, 1/30/18.............       A             930         930,790

COMMUNICATIONS EQUIPMENT--0.4%
Metromedia Fiber Network, Inc. 144A 10%,
11/15/08(b).............................       B             500         516,875

COMPUTERS (SOFTWARE & SERVICES)--0.4%
PSINet, Inc. 144A 11.50%, 11/1/08(b)....       B             460         478,400
ENTERTAINMENT--0.4%
SFX Entertainment, Inc. 144A 9.125%,
12/1/08(b)..............................       B             500         498,750

GAMING, LOTTERY & PARIMUTUEL COMPANIES--1.5%
Mashantucket Pequot 144A 6.91%,
9/1/12(b)...............................      Aaa          1,100       1,138,500
Mashantucket Pequot 144A 6.57%,
9/1/13(b)...............................      Aaa            715         718,575
                                                                   -------------
                                                                       1,857,075
                                                                   -------------

HEALTH CARE (DIVERSIFIED)--0.4%
Tenet Healthcare Corp. 7.875%, 1/15/03..      Ba             450         462,375

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
Boston Scientific Corp. 6.625%,
3/15/05.................................      Baa          1,075       1,014,531

INSURANCE (PROPERTY-CASUALTY)--0.4%
HSB Capital I Series B 6.258%,
7/15/27(d)..............................    BBB(c)           550         515,128

MANUFACTURING (SPECIALIZED)--0.8%
Collins & Aikman Products 11.50%,
4/15/06.................................       B             460         479,550

Imax Corp. 7.875%, 12/1/05..............      Ba             500         505,000
                                                                   -------------
                                                                         984,550
                                                                   -------------

RETAIL (FOOD CHAINS)--0.7%
Meyer (Fred), Inc. 7.45%, 3/1/08........      Ba             750         811,875

SERVICES (COMMERCIAL & CONSUMER)--0.4%
ARA Services, Inc. 10.625%, 8/1/00......      Baa            107         112,885

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Fisher Scientific International, Inc.
144A 9%, 2/1/08(b)......................       B        $    325   $     325,000
                                                                   -------------
                                                                         437,885
                                                                   -------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
Qwest Communications International, Inc.
144A 7.50%, 11/1/08(b)..................      Ba             500         521,875

TELEPHONE--0.8%
Interamericas Co. 14%, 10/27/07.........      NR             915         480,375
Nextlink Communications, Inc. 144A
10.75%, 11/15/08(b).....................       B             500         512,500
                                                                   -------------
                                                                         992,875
                                                                   -------------

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................      Ba             400         410,000

TRUCKS & PARTS--0.0%
Cummins Engine, Inc. 6.45%, 3/1/05......      Baa             35          34,169
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $11,547,782)                                         11,251,553
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--22.5%

American Business Financial Services
98-1, A4 6.695%, 9/25/20................      Aaa          1,830       1,832,859

CS First Boston Mortgage Securities
Corp. 97-SPCE, D 144A 7.332%,
4/20/08(b)..............................    BBB(c)           986         965,972

CS First Boston Mortgage Securities
Corp. 98-C1, A1B 6.48%, 5/17/08.........      Aaa          1,400       1,443,531

Chase Commerical Mortgage Securities
Corp. 97-2, A1 6.45%, 12/19/04..........    AAA(c)           113         115,058

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa          1,576       1,551,375

Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)..............................    BBB(c)         1,475       1,410,469

Delta Funding Home Equity Loan Trust
98-3, A3F 5.96%, 1/15/25................      Aaa            645         636,232

30                     See Notes to Financial Statements

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
Deutsche Mortgage and Asset Receiving
Corp. 98-C1, A1 6.22%, 9/15/07..........      Aaa       $  1,824   $   1,845,981

First Union-Lehman Brothers-Bank of
America 98-C2, A2 6.56%, 11/18/08.......      Aaa          1,330       1,385,278

G.E. Capital Mortgage Services, Inc.
96-8, 2A5 7.50%, 5/25/26................    AAA(c)           267         269,909

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 11/15/07.........      Aaa          1,050       1,088,391

General Growth Properties 97-1, C2 144A
6.806%, 11/15/07(b).....................      Baa          1,700       1,734,000

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08..............      Aaa            850         866,734
Merrill Lynch Mortgage Investors, Inc.
96-C2, A3 6.96% 11/21/28................    AAA(c)           100         105,984
Mortgage Capital Funding, Inc. 96-MC2,
A3, 7.008%, 9/20/06(f)..................      Aaa          1,140       1,198,781

Morgan Stanley Capital I 96-C1, A 144A
7.436%, 11/15/05(b)(d)..................    AAA(c)         1,093       1,146,250
Norwest Asset Securities Corp. 96-9, A15
7.75%, 1/25/27..........................      Aaa            130         131,950

PNC Mortgage Securities Corp. 96-3, A5
8%, 12/25/26............................      Aaa          1,790       1,801,788

PNC Mortgage Securities Corp. 97-1, A4
7.95% 2/25/27...........................    AAA(c)           105         106,673
Residential Accredit Loans, Inc. 96-QS4,
AI10 7.90%, 8/25/26.....................    AAA(c)           900         925,875

Residential Asset Securitization Trust
96-A8, A1 8%, 12/25/26..................    AAA(c)           177         177,484

Residential Funding Mortgage Securities
I 93-S25, M3 6.50%, 7/25/08.............    BBB(c)           578         567,482

Residential Funding Mortgage Securities
I 96-S20, A7 7.75%, 9/25/26.............    AAA(c)            70          70,700
Residential Funding Mortgage Securities
I 97-S8, A9 7.50%, 6/25/27..............    AAA(c)           100         101,000

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

Residential Funding Mortgage Securities
I 98-S2, A4 7%, 1/25/28.................    AAA(c)      $    139   $     140,064

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(c)           103         102,765

Ryland Mortgage Securities Corp. III
92-A, 1A 8.256%, 3/29/30(d).............     A-(c)           614         613,338

Securitized Asset Sales, Inc. 95-A, M
7.53%, 3/25/24..........................      Aa           1,916       1,928,987

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24.......................    BBB(c)         1,865       1,873,159

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26...........................    BBB(c)         1,000         995,938
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,008,872)                                         27,134,007
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--14.3%

ARGENTINA--1.9%
Republic of Argentina 9.75%, 9/19/27....      Ba           2,175       1,947,712
Republic of Argentina Series BGL4 11%,
10/9/06.................................      Ba             375         369,375
                                                                   -------------
                                                                       2,317,087
                                                                   -------------

BRAZIL--1.3%
Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(d)..........       B           1,042         627,918

Republic of Brazil NMB-L Bearer 6.188%,
4/15/09(d)..............................       B           1,665         920,953
                                                                   -------------
                                                                       1,548,871
                                                                   -------------

BULGARIA--1.5%
Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(d)...........       B           3,075       1,768,125

COLOMBIA--0.9%
Republic of Colombia 7.625%, 2/15/07....      Baa          1,335       1,111,387

CROATIA--0.9%
Croatia Series B 6.563%, 7/31/06(d).....      Baa            651         527,667
Croatia Series A 6.563%, 7/31/10(d).....      Baa            725         580,000
                                                                   -------------
                                                                       1,107,667
                                                                   -------------

                       See Notes to Financial Statements                      31

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
MEXICO--2.5%
United Mexican States Global Bond
11.375%, 9/15/16........................      Ba        $    360   $     374,287

United Mexican States Global Bond
11.50%, 5/15/26.........................      Ba           1,825       1,944,538
United Mexican States Series A 6.25%,
12/31/19................................      Ba             860         672,950

United Mexican States Series W-B 6.25%,
12/31/19(e).............................      Ba              70          54,775
                                                                   -------------
                                                                       3,046,550
                                                                   -------------

PANAMA--1.8%
Republic of Panama 8.875%, 9/30/27......      Ba           2,355       2,225,475

PERU--1.5%
Peru PDI 4%, 3/7/17(d)..................     BB(c)         2,785       1,761,513

POLAND--1.7%
Poland Bearer PDI 5%, 10/27/14(d).......      Baa          2,155       2,018,966
SOUTH AFRICA--0.3%
Republic of South Africa 8.50%,
6/23/17.................................      Baa            530         407,888
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $17,863,958)                                         17,313,529
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--7.2%

ARGENTINA--0.7%
Telefonica de Argentina 144A 9.125%,
5/7/08(b)...............................      Ba             885         818,625

CHILE--2.0%
Compania Sud Americana de Vapores 144A
7.375%, 12/8/03(b)......................    BBB(c)         1,240       1,122,200
Empresa Nacional de Electricidad SA
7.75%, 7/15/08..........................      Baa             75          70,815

Petropower I Funding Trust 144A 7.36%,
2/15/14(b)..............................    BBB(c)         1,400       1,181,250
                                                                   -------------
                                                                       2,374,265
                                                                   -------------
CHINA--0.0%
AES China Generating Co. Yankee 10.125%,
12/15/06................................      Ba              15          10,350

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

JAPAN--1.3%
IBJ Preferred Capital Co. LLC 144A
8.79%, 12/29/49(b)(d)...................      Baa       $    850   $     732,325

SB Treasury Co. LLC 144A 9.40%,
12/29/49(b)(d)..........................      Baa            850         808,975
                                                                   -------------
                                                                       1,541,300
                                                                   -------------

MEXICO--1.2%
Banco Nacional de Mexico 144A 7.57%,
12/31/00(b).............................      Ba           1,500       1,478,906

POLAND--0.4%
TPSA Finance 144A 7.75%, 12/10/08(b)....      Baa            455         448,744

VENEZUELA--1.6%
PDVSA Finance Ltd. 98-1C 144A 6.80%
11/15/08(b).............................       A           2,000       1,778,140

Petrozuata Finance, Inc. 144A 8.22%,
4/1/17(b)...............................      Baa            325         230,750
                                                                   -------------
                                                                       2,008,890
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $9,467,839)                                           8,681,080
--------------------------------------------------------------------------------

                                                         SHARES
                                                        --------

PREFERRED STOCKS--0.7%

REITS--0.7%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338(b)(i).......................                     900         860,706
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $801,056)                                               860,706
--------------------------------------------------------------------------------

WARRANTS--0.0%

TELEPHONE--0.0%
FirstCom, Corp. 144A Warrants(b)(g).....                  32,025          40,031
--------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                      40,031
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.4%
(IDENTIFIED COST $117,333,825)                                       115,268,628
--------------------------------------------------------------------------------

32                     See Notes to Financial Statements

Managed Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

SHORT-TERM OBLIGATIONS--12.3%

COMMERCIAL PAPER--7.5%
Ciesco L.P. 5.75%, 1/4/99...............      A-1        $  2,500   $   2,498,802
Merrill Lynch & Co., Inc. 5.05%,
1/4/99..................................      A-1           3,000       2,998,737
Vermont American Corp. 4.95%, 1/4/99....      A-1+            475         474,804
Abbott Laboratories 5.55%, 1/5/99.......      A-1           3,145       3,143,061
                                                                    -------------
                                                                        9,115,404
                                                                    -------------

FEDERAL AGENCY SECURITIES--4.8%
FMC 4.50%, 1/4/99.......................                    5,740       5,737,848
---------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,853,252)                                          14,853,252
---------------------------------------------------------------------------------

TOTAL INVESTMENTS--107.7%
(IDENTIFIED COST $132,187,077)                                         130,121,880(a)
Cash and receivables, less liabilities--(7.7%)                          (9,357,549)
                                                                    --------------
NET ASSETS--100.0%                                                  $  120,764,331
                                                                    --------------
                                                                    --------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,383,583 and gross depreciation of $4,624,406 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $132,362,703.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $21,940,009 or 18.2% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Rights incorporated as a unit.
(f)  All or a portion segregated as collateral.
(g)  Non-income producing.
(h)  Security in default.
(i) Dividend payments backed by FHLMC ("Freddie Mac") participation certificates.

                       See Notes to Financial Statements                      33

Managed Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $132,187,077)                              $  130,121,880
Cash                                                                  51,305
Receivables
  Interest                                                         1,428,284
  Fund shares sold                                                 1,122,806
Prepaid expenses                                                       2,098
                                                              --------------
    Total assets                                                 132,726,373
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 11,782,507
  Fund shares purchased                                               50,475
  Investment advisory fee                                             36,405
  Financial agent fee                                                 10,276
  Transfer agent fee                                                   7,236
  Distribution fee                                                     1,616
  Trustees' fee                                                        1,472
Accrued expenses                                                      72,055
                                                              --------------
    Total liabilities                                             11,962,042
                                                              --------------
NET ASSETS                                                    $  120,764,331
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  125,063,958
Accumulated net realized loss                                     (2,234,430)
Net unrealized depreciation                                       (2,065,197)
                                                              --------------
NET ASSETS                                                    $  120,764,331
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $113,273,241)                3,599,792
Net asset value and offering price per share                          $31.47

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,491,090)                    238,042
Net asset value and offering price per share                          $31.47

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Interest                                                      $    6,744,140
Dividends                                                            231,399
                                                              --------------
    Total investment income                                        6,975,539
                                                              --------------

EXPENSES
Investment advisory fee                                              421,814
Distribution fee, Class Y                                             17,754
Financial agent fee                                                   96,091
Transfer agent                                                        45,443
Registration                                                          43,933
Professional                                                          41,895
Custodian                                                             21,222
Trustees                                                              13,209
Printing                                                              11,450
Miscellaneous                                                         25,352
                                                              --------------
    Total expenses                                                   738,163
    Less expenses borne by investment adviser                       (204,858)
                                                              --------------
    Net expenses                                                     533,305
                                                              --------------
NET INVESTMENT INCOME                                              6,442,234
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (1,443,742)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (3,362,834)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (4,806,576)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    1,635,658
                                                              --------------
                                                              --------------

34                     See Notes to Financial Statements

Managed Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $   6,442,234   $  5,402,757
  Net realized gain (loss)                   (1,443,742)     3,000,960
  Net change in unrealized appreciation
    (depreciation)                           (3,362,834)      (942,641)
                                          -------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                1,635,658      7,461,076
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X             (5,993,836)    (5,037,525)
  Net investment income, Class Y               (448,398)      (398,984)
  Net realized gains, Class X                        --     (2,936,548)
  Net realized gains, Class Y                        --       (262,528)
  In excess of net investment income,
    Class X                                    (454,210)      (382,909)
  In excess of net investment income,
    Class Y                                     (33,979)       (30,327)
  In excess of net realized gains, Class
    X                                          (405,385)            --
  In excess of net realized gains, Class
    Y                                           (30,538)            --
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (7,366,346)    (9,048,821)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (2,186,315 and 482,929 shares,
    respectively)                            72,030,204     16,708,642
  Net asset value of shares issued from
    reinvestment of distributions
    (205,651 and 245,591 shares,
    respectively)                             6,625,855      8,172,835
  Cost of shares repurchased (985,246
    and 639,417 shares, respectively)       (32,787,919)   (22,159,462)
                                          -------------   ------------
Total                                        45,868,140      2,722,015
                                          -------------   ------------
CLASS Y
  Proceeds from sales of shares (38,785
    and 69,564 shares, respectively)          1,270,163      2,431,562
  Net asset value of shares issued from
    reinvestment of distributions
    (15,744 and 20,824 shares,
    respectively)                               507,803        691,833
  Cost of shares repurchased (19,173 and
    94,022 shares, respectively)               (623,115)    (3,277,501)
                                          -------------   ------------
Total                                         1,154,851       (154,106)
                                          -------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             47,022,991      2,567,909
                                          -------------   ------------
  NET INCREASE IN NET ASSETS                 41,292,303        980,164
NET ASSETS
  Beginning of period                        79,472,028     78,491,864
                                          -------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $0
    AND $0, RESPECTIVELY)                 $ 120,764,331   $ 79,472,028
                                          -------------   ------------
                                          -------------   ------------

                       See Notes to Financial Statements                      35

Managed Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS X
                                            ----------------------------------------------
                                                                                   FROM
                                               YEAR ENDED DECEMBER 31           INCEPTION
                                            ----------------------------        3/1/96 TO
                                                  1998              1997         12/31/96
Net asset value, beginning of period        $    33.17        $    33.98        $    33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    2.26(3)(5)        2.37(3)(5)        2.03(3)(5)
  Net realized and unrealized gain
    (loss)                                       (1.58)             0.85              0.69
                                                 -----             -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.68              3.22              2.72
                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (2.09)            (2.42)            (1.96)
  Dividends from net realized gains                 --             (1.43)            (0.61)
  In excess of net investment income             (0.16)            (0.18)            (0.01)
  In excess of accumulated net realized
    gains                                        (0.13)               --                --
                                                 -----             -----             -----
      TOTAL DISTRIBUTIONS                        (2.38)            (4.03)            (2.58)
                                                 -----             -----             -----
Change in net asset value                        (1.70)            (0.81)             0.14
                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD              $    31.47        $    33.17        $    33.98
                                                 -----             -----             -----
                                                 -----             -----             -----
Total return                                      1.99%             9.75%             8.24%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $113,273           $72,747           $71,482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.55%             0.55%             0.55%(1)
  Net investment income                           6.89%             6.92%             7.15%(1)
Portfolio turnover                                 105%              176%              199%(2)

                                                               CLASS Y
                                            ----------------------------------------------
                                                                                   FROM
                                               YEAR ENDED DECEMBER 31           INCEPTION
                                            ----------------------------        3/1/96 TO
                                                  1998              1997         12/31/96
Net asset value, beginning of period        $    33.18        $    33.97        $    33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    2.18(4)(5)        2.27(4)(5)        1.98(4)(5)
  Net realized and unrealized gain
    (loss)                                       (1.59)             0.88              0.66
                                                 -----             -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.59              3.15              2.64
                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (2.02)            (2.33)            (1.89)
  Dividends from net realized gains                 --             (1.43)            (0.61)
  In excess of net investment income             (0.15)            (0.18)            (0.01)
  In excess of accumulated net realized
    gains                                        (0.13)               --                --
                                                 -----             -----             -----
      TOTAL DISTRIBUTIONS                        (2.30)            (3.94)            (2.51)
                                                 -----             -----             -----
Change in net asset value                        (1.71)            (0.79)             0.13
                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD              $    31.47        $    33.18        $    33.97
                                                 -----             -----             -----
                                                 -----             -----             -----
Total return                                      1.72%             9.52%             7.98%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $7,491            $6,725            $7,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.80%             0.80%             0.80%(1)
  Net investment income                           6.63%             6.65%             6.91%(1)
Portfolio turnover                                 105%              176%              199%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
(5)  Computed using average shares outstanding.

36
                       See Notes to Financial Statements

ENHANCED RESERVES PORTFOLIO

INVESTOR PROFILE

    Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio seeks as its investment objective high current income consistent with preservation of capital. It is intended that the portfolio will invest primarily in U.S. government securities and high-grade corporate debt obligations. The Portfolio invests in securities guaranteed by the U.S. government as to the timely payment of interest and principal; however, shares of the Portfolio are not insured nor guaranteed.

INVESTMENT ADVISER'S REPORT

    For the 12-month period ending December 31, 1998, Class X shares and Class Y shares posted returns of 5.34% and 5.08%, respectively. The Merrill Lynch 1-Year Treasury Bill Index(1) returned 5.89% over the same time period. All performance figures assume reinvestment of distributions and are net of fees.

    During the final quarter of an already volatile year, investors appetite for risk took a turn for the worst. Spreads, across the maturity spectrum, reached levels not seen since the massive credit problems and recession periods of the late 1980s and early 1990s. The initial Fed easing of monetary policy in late September was viewed as an insufficient response to this severe international crisis and potential liquidity crunch. Treasuries were the sector of choice, as the market literally penalized all spread-related securities, even government issues, such as FNMA and FHLMC.

    The Fed's surprise 25 basis point ease in mid-October started to shift sentiment back to spread-related assets. Market participants perceived the Fed was "on board" to resolve liquidity concerns despite a current domestic economy that remained robust and had the potential to overheat. The first inter-meeting policy change since 1994 set a positive tone for the remainder of the quarter and year as spreads narrowed across most sectors. Investors embraced the new valuations as opportunities, especially given a lack of quantifiable fundamental weakness and a friendly Fed. The Fed followed in November with another ease of 25 basis points that cemented their commitment to provide liquidity. For the fourth quarter, spreads were clearly wider, with short valuations suffering the most versus Treasuries. Additionally, the Portfolio was impacted negatively by the steeper yield curve. The "flight to quality" trade caused the yield relationship between the one- and two-year Treasury to widen by 14 basis points. Therefore, the longer securities within the portfolio were unable to provide value versus the one-year benchmark.

OUTLOOK

    As we enter 1999, the Portfolio is positioned to accumulate spread product. The domestic economy still remains the bright spot worldwide with uncertainties still looming internationally. Present valuations offer an opportunity to enhance the Portfolio's performance advantage to short-term alternatives, while possibly deflecting modest volatility. Based on the strength of the domestic economy, the Portfolio would typically maintain a neutral to slightly short duration posture. However, the fragile nature of the world's economy places current strategy at neutral.

(1) THE MERRILL LYNCH 1-YEAR TREASURY BILL INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF SHORT-TERM GOVERNMENT BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Enhanced Reserves Portfolio
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                                    INCEPTION     INCEPTION
                                          1 YEAR   TO 12/31/98      DATE
                                          ------   -----------   -----------
Class X Shares                             5.34%        5.73%        6/24/94
Class Y Shares                             5.08         5.28         11/1/96
Merrill Lynch 1-Year Treasury Bill
  Index(4)                                 5.89       Note 2          Note 2

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) Index performance is 6% for Class X (since 6/30/94) and 5.86% for Class Y (since 10/31/96).
(3) This chart illustrates returns on Class X Shares only. Returns on Class Y shares will vary due to differing inception dates and fees.
(4) The Merrill Lynch 1-year Treasury Bill Index is an unmanaged, commonly used measure of short-term government bond total return performance.
     Performance data is based on the Portfolio's past performance as Duff & Phelps Enhanced Reserves Fund prior to July 19, 1996 (inception of the
     Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(IN THOUSANDS)       ENHANCED RESERVES PORTFOLIO CLASS X(3)    MERRILL LYNCH 1-YEAR TREASURY BILL INDEX(4)
6/26/1994                       $5,000,000.00                                 $5,000,000.00
12/30/1994                      $5,102,597.89                                 $5,089,751.86
12/29/1995                      $5,500,529.52                                 $5,492,364.75
12/31/1996                      $5,760,173.15                                 $5,794,398.80
12/31/1997                      $6,107,596.97                                 $6,139,052.82
12/31/1998                      $6,434,033.96                                 $6,500,504.08

This chart assumes an initial gross investment of $5,000,000 made on 6/24/94 (inception of the Fund) for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset-Backed                          40%
U.S. Government                       31%
Agency Mortgage-Backed                23%
Non-Agency Mortgage-Backed             3%
Corporate                              3%

Enhanced Reserves Portfolio

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Household Consumer Loan Trust 96-2, A2                        10.2%
        ASSET-BACKED SECURITY
    2.  U.S. Treasury Notes 6.25%, 10/31/01                            8.0%
        U.S. GOVERNMENT SECURITIES
    3.  U.S. Treasury Notes 5.75%, 10/31/00                            7.8%
        U.S. GOVERNMENT SECURITIES
    4.  U.S. Treasury Notes 4.25%, 11/15/03                            7.5%
        U.S. GOVERNMENT SECURITIES
    5.  Fleetwood Credit Corp. Grantor Trust 93-A, A                   6.5%
        ASSET-BACKED SECURITY
    6.  Fannie Mae 5.85%, 2/25/06                                      6.0%
        GOVERNMENT AGENCY MORTGAGE ISSUER
    7.  Fannie Mae 5.75%, 11/25/16                                     6.0%
        GOVERNMENT AGENCY MORTGAGE ISSUER
    8.  Fannie Mae 7.298%, 3/1/20                                      4.9%
        GOVERNMENT AGENCY MORTGAGE ISSUER
    9.  EQCC Home Equity Loan Trust 96-3, A4                           3.3%
        ASSET-BACKED SECURITY
   10.  Premier Auto Trust 98-4, A3                                    2.7%
        ASSET-BACKED SECURITY

                        INVESTMENTS AT DECEMBER 31, 1998

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

U.S. GOVERNMENT SECURITIES--23.3%

U.S. TREASURY NOTES--23.3%
U.S. Treasury Notes 5.75%, 10/31/00.....      Aaa        $ 1,500   $   1,529,686
U.S. Treasury Notes 6.25%, 10/31/01.....      Aaa          1,500       1,564,654
U.S. Treasury Notes 4.25%, 11/15/03.....      Aaa          1,475       1,456,455
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $4,559,537)                                           4,550,795
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED
SECURITIES--16.9%
Fannie Mae 5.85%, 2/25/06...............      Aaa          1,179       1,180,189
Fannie Mae 5.75%, 11/25/16..............      Aaa          1,164       1,163,424
Fannie Mae 7.298%, 3/1/20...............      Aaa            930         960,468
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,289,851)                                           3,304,081
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--29.7%

EQCC Home Equity Loan Trust Series 96-3,
A4 6.70%, 6/15/08.......................      Aaa            623         634,893

Fleetwood Credit Corp. Grantor Trust
93-A, A 6% 1/15/08......................      Aaa          1,273       1,275,692

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

Green Tree Home Improvement Loan Trust
98-D, HEA2 5.96%, 8/15/29...............     AAA(b)      $   500   $     501,347

Household Consumer Loan Trust 96-2, A2
5.855%, 8/15/06(c)......................       Aa          2,000       2,000,000

Premier Auto Trust 98-4, A3 5.69%,
6/8/02..................................      Aaa            530         534,264

UCFC Home Equity Loan 96-B1, A3 7.30%,
4/15/14.................................      Aaa            417         417,846

Western Financial Grantor Trust 95-2, A1
7.10%, 7/1/00...........................      Aaa            438         440,594
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,797,560)                                           5,804,636
--------------------------------------------------------------------------------

CORPORATE BONDS--2.6%

RETAIL (GENERAL MERCHANDISE)--2.6%
Wal-Mart Stores, Inc. 5.65%, 2/1/10.....       Aa            500         503,125
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $499,945)                                               503,125
--------------------------------------------------------------------------------

                       See Notes to Financial Statements                      39

Enhanced Reserves Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--2.6%
Residential Funding Mortgage Securities
I 97-S9, A20 7.50%, 7/25/27.............     AAA(b)      $   500   $     511,653
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $500,982)                                               511,653
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--75.1%
(IDENTIFIED COST $14,647,875)                                         14,674,290
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--25.1%
COMMERCIAL PAPER--21.3%
American Express Credit Co. 5.857%,
1/6/99..................................       P1            850         850,000

Ford Motor Credit Co. 5.807%, 1/6/99....       P1            850         850,000
General Electric Capital Corp. 5.756%,
1/6/99..................................       P1            850         850,000
Prudential Funding Corp. 4.804%,
1/6/99..................................       P1            750         750,000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
COMMERCIAL PAPER--CONTINUED
General Motors Acceptance Corp. 5.302%,
1/21/99.................................       P1        $   850   $     850,000
                                                                   -------------
                                                                       4,150,000
                                                                   -------------

REPURCHASE AGREEMENT--3.8%
State Street Bank & Trust Co. Repurchase
Agreement, 4.25%, dated 12/31/98 due
1/4/99, repurchase price $744,351,
collateralized by U.S. Treasury Note
11.625%, 11/15/04, market value
$762,300................................                     744         744,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,894,000)                                           4,894,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $19,541,875)                                         19,568,290(a)
Cash and receivables, less liabilities--(0.2%)                           (33,191)
                                                                   -------------
NET ASSETS--100.0%                                                 $  19,535,099
                                                                   -------------
                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $47,356 and gross depreciation of $22,052 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $19,542,986.
(b)  As rated by Standard & Poor's.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

40                     See Notes to Financial Statements

Enhanced Reserves Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $19,541,875)                               $  19,568,290
Cash                                                                    133
Receivables
  Interest                                                          101,283
  Fund shares sold                                                    2,000
  Receivable from adviser                                            16,782
Prepaid expenses                                                        512
                                                              -------------
    Total assets                                                 19,689,000
                                                              -------------

LIABILITIES
Payables
  Dividend distributions                                             25,698
  Fund shares repurchased                                            26,411
  Financial agent fee                                                13,675
  Transfer agent fee                                                  7,176
  Trustees' fee                                                       1,464
  Distribution fee                                                      626
Accrued expenses                                                     78,851
                                                              -------------
    Total liabilities                                               153,901
                                                              -------------
NET ASSETS                                                    $  19,535,099
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  19,890,541
Distribution in excess of net investment income                     (25,697)
Accumulated net realized loss                                      (356,160)
Net unrealized appreciation                                          26,415
                                                              -------------
NET ASSETS                                                    $  19,535,099
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $19,075,695)                1,924,967
Net asset value per share and offering price per share                $9.91

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $459,404)                      46,419
Net asset value and offering price per share                          $9.90

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Interest                                                      $   3,558,498
                                                              -------------
    Total investment income                                       3,558,498
                                                              -------------

EXPENSES
Investment advisory fee                                             142,030
Distribution fee, Class Y                                             1,615
Financial agent fee                                                  80,491
Registration                                                         45,759
Transfer agent fee                                                   42,140
Professional                                                         39,883
Printing                                                             14,237
Trustees' fees                                                       13,210
Custodian                                                            12,739
Miscellaneous                                                        17,108
                                                              -------------
    Total expenses                                                  409,212
    Less: expenses borne by investment adviser                     (188,056)
                                                              -------------
    Net expenses                                                    221,156
                                                              -------------
NET INVESTMENT INCOME                                             3,337,342
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       5,821
Net change in unrealized appreciation (depreciation) on
  investments                                                       (84,829)
                                                              -------------
NET LOSS ON INVESTMENTS                                             (79,008)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   3,258,334
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements                      41

Enhanced Reserves Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   3,337,342   $   5,142,453
  Net realized gain (loss)                        5,821         (15,822)
  Net change in unrealized appreciation
    (depreciation)                              (84,829)       (108,788)
                                          -------------   -------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                           3,258,334       5,017,843
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X             (3,252,508)     (5,018,041)
  Net investment income, Class Y                (34,351)       (113,618)
  In excess of net realized gains, Class
    X                                           (30,976)             --
  In excess of net realized gains, Class
    Y                                              (327)             --
  Tax return of capital, Class X                (30,992)             --
  Tax return of capital, Class Y                   (327)             --
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (3,349,481)     (5,131,659)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (11,388,876 and 21,169,694 shares,
    respectively)                           113,196,272     210,525,776
  Net asset value of shares issued from
    reinvestment of distributions
    (336,133 and 495,501 shares,
    respectively)                             3,344,672       4,927,719
  Cost of shares repurchased (17,364,902
    and 26,359,297 shares, respectively)   (172,655,453)   (262,080,920)
                                          -------------   -------------
Total                                       (56,114,509)    (46,627,425)
                                          -------------   -------------
CLASS Y
  Proceeds from sales of shares (287,414
    and 70,612 shares, respectively)          2,861,166         702,004
  Net asset value of shares issued from
    reinvestment of distributions
    (1,114 and 8,690 shares,
    respectively)                                11,076          86,399
  Cost of shares repurchased (444,611
    and 27,952 shares, respectively)         (4,414,944)       (277,921)
                                          -------------   -------------
Total                                        (1,542,702)        510,482
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                            (57,657,211)    (46,116,943)
                                          -------------   -------------
  NET DECREASE IN NET ASSETS                (57,748,358)    (46,230,759)
NET ASSETS
  Beginning of period                        77,283,457     123,514,216
                                          -------------   -------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS
    IN EXCESS OF
    NET INVESTMENT INCOME OF ($25,697)
    AND ($43,059), RESPECTIVELY)          $  19,535,099   $  77,283,457
                                          -------------   -------------
                                          -------------   -------------

42                     See Notes to Financial Statements

Enhanced Reserves Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS X
                                            -------------------------------------------
                                                                                FROM
                                             YEAR ENDED DECEMBER 31          INCEPTION
                                            -------------------------        7/19/96 TO
                                                  1998           1997         12/31/96
Net asset value, beginning of period        $     9.95     $     9.95        $     9.95
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    0.55(3)        0.58(3)(6)        0.26(3)
  Net realized and unrealized gain
    (loss)                                       (0.03)            --                --
                                                 -----          -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.52           0.58              0.26
                                                 -----          -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.54)         (0.58)            (0.26)
  In excess of accumulated net realized
    gains                                        (0.01)            --                --
  Tax return of capital                          (0.01)            --                --
                                                 -----          -----             -----
      TOTAL DISTRIBUTIONS                        (0.56)         (0.58)            (0.26)
                                                 -----          -----             -----
Change in net asset value                        (0.04)            --                --
                                                 -----          -----             -----
NET ASSET VALUE, END OF PERIOD              $     9.91     $     9.95        $     9.95
                                                 -----          -----             -----
                                                 -----          -----             -----
Total return                                      5.34%          6.03%             2.57%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $19,076        $75,269          $122,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.37%          0.34%             0.34%(1)
  Net investment income                           5.64%          5.84%             5.68%(1)
Portfolio turnover                                 264%           177%              122%(2)

                                                              CLASS Y
                                            -------------------------------------------
                                                                                FROM
                                             YEAR ENDED DECEMBER 31          INCEPTION
                                            -------------------------        11/1/96 TO
                                                  1998           1997         12/31/96
Net asset value, beginning of period        $     9.95     $     9.95        $     9.97
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    0.51(4)        0.56(4)(6)        0.09(4)
  Net realized and unrealized gain
    (loss)                                       (0.03)            --             (0.02)
                                                 -----          -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.48           0.56              0.07
                                                 -----          -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.51)         (0.56)            (0.09)
  In excess of accumulated net realized
    gains                                        (0.01)            --                --
  Tax return of capital                          (0.01)            --                --
                                                 -----          -----             -----
      TOTAL DISTRIBUTIONS                        (0.53)         (0.56)            (0.09)
                                                 -----          -----             -----
Change in net asset value                        (0.05)            --             (0.02)
                                                 -----          -----             -----
NET ASSET VALUE, END OF PERIOD              $     9.90     $     9.95        $     9.95
                                                 -----          -----             -----
                                                 -----          -----             -----
Total return                                      5.08%          5.75%             0.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $459         $2,014            $1,504

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.63%          0.59%             0.59%(1)
  Net investment income                           5.35%          5.59%             5.58%(1)
Portfolio turnover                                 264%           177%              122%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.02 and less than $0.01, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.02 and less than $0.01, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6)  Computed using average shares outstanding.

                       See Notes to Financial Statements

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Portfolios are offered for sale: Core Equity Portfolio, Growth Stock Portfolio, Real Estate Equity Securities Portfolio, Managed Bond Portfolio and Enhanced Reserves Portfolio.

  Each Portfolio has distinct investment objectives. The Core Equity Portfolio seeks long-term appreciation of capital. The Growth Stock Portfolio seeks long-term appreciation of capital. The Real Estate Equity Securities Portfolio seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation. The Enhanced Reserves Portfolio seeks to provide high current income consistent with preservation of capital.

  Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums except for the Enhanced Reserves Portfolio, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND
  RELATED PARTY TRANSACTIONS

  The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC") and Duff & Phelps Investment Management Co. ("DPIM"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). DPIM is a subsidiary of Phoenix Investment Partners, Ltd., formerly, Phoenix Duff & Phelps Corporation, which is an indirect, majority-owned subsidiary of PHL. Formerly, Phoenix Realty Securities, Inc. ("PRS"), an indirect, wholly-owned subsidiary of PHL, was the investment Adviser for Real Estate Equity Securities Portfolio through December 31, 1997. As compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                                       1st $1        $1+
Portfolio                                 Adviser     Billion      Billion
---------------------------------------  ---------  ------------  ----------
Core Equity Portfolio..................    DPIM           0.50%        0.50%
Growth Stock Portfolio.................     PIC           0.60%        0.55%
Real Estate Equity Securities
  Portfolio............................    DPIM           0.50%        0.50%
Managed Bond Portfolio.................     PIC           0.45%        0.40%
Enhanced Reserves Portfolio............    DPIM           0.24%        0.19%

  In addition to this base adviser fee, Real Estate Equity Securities Portfolio is subject to a performance adjustment based on the

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

Portfolio's annual performance as compared to certain prescribed benchmarks. For the year ended December 31, 1998, the performance adjustment was $2,653.

  Each Fund's Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio it advises, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 2001, to the extent that such expenses exceed the following percentages of average annual net assets:

                                                 Class X      Class Y
                                               -----------  -----------
Core Equity Portfolio........................        0.65%        0.90%
Growth Stock Portfolio.......................        0.70%        0.95%
Managed Bond Portfolio.......................        0.55%        0.80%

  DPIM has voluntarily agreed to assume other operating expenses of Real Estate Equity Securities Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses to the extent that such expenses exceed 0.40% of average annual net asset values of Class X and Class Y.

  Effective May 1, 1998, DPIM has voluntarily agreed to reimburse or waive total fund operating expenses of the Enhanced Reserves Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1998, to the extent that such expenses exceed 0.40% and 0.65%, respectively, of the average annual net assets of Class X and Y, respectively. Prior to that date, the expense limits were 0.34% and 0.59% for Class X and Y, respectively.
  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the year ended December 31, 1998, $1,257 was earned by the Distributor, $7,586 was earned by unaffiliated participants, and $60,684 was paid to W.S. Griffith, an indirect subsidiary of PHL.
  As Financial Agent of the Fund, PEPCO received through May 31, 1998, a fee for bookkeeping, administration and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus
(2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1998, transfer agent fees were $192,226 of which PEPCO retained $103 which is net of fees paid to State Street.

  At December 31, 1998, PHL and affiliates held Portfolio shares which aggregated the following:

                                                           Aggregate
                                                           Net Asset
                                              Shares         Value
                                           ------------   ------------
Core Equity Portfolio-Class X............       190,000   $  1,943,700
Core Equity Portfolio-Class Y............        10,000        102,100
Growth Stock Portfolio-Class X...........             5            183
Growth Stock Portfolio-Class Y...........         4,799        181,227
Real Estate Equity Securities
  Portfolio-Class X......................     1,078,022      9,788,438
Real Estate Equity Securities
  Portfolio-Class Y......................        10,571         96,094
Managed Bond Portfolio-Class X...........       393,630     12,387,521
Managed Bond Portfolio-Class Y...........         3,823        120,301

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                             Purchases        Sales
                                            ------------   ------------
Core Equity Portfolio.....................  $ 13,419,059   $  3,278,216
Growth Stock Portfolio....................    70,683,054     83,173,491
Real Estate Equity Securities Portfolio...    12,954,426      2,206,859
Managed Bond Portfolio....................    95,200,300     64,810,789
Enhanced Reserves Portfolio...............    29,697,953     78,202,190

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1998, aggregated the following:

                                            Purchases        Sales
                                           ------------   ------------
Managed Bond Portfolio...................  $ 46,932,764   $ 27,170,256
Enhanced Reserves Portfolio..............   113,296,399    117,758,510

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

5. OTHER

  As of December 31, 1998, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                          Number of         % of Total
                                        shareholders        net assets
                                       ---------------  ------------------
Core Equity Portfolio................             3              62.8%
Growth Stock Portfolio...............             3              36.0%
Real Estate Equity Securities
  Portfolio..........................             1              34.8%
Enhanced Reserves Portfolio..........             4              73.6%

6. CAPITAL LOSS CARRYOVERS

  At December 31, 1998, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Core Equity Portfolio............................  $ 538,960
Real Estate Portfolio............................    627,317
Enhanced Reserves Portfolio......................    355,049

  Capital loss carryovers expire in 2006 for all Portfolios except for Enhanced Reserves Portfolio which expires as follows: $189,419 in 2003, $128,718 in 2004, and $36,912 in 2005.

  For the Enhanced Reserves Portfolio, capital loss carryovers include $189,419 acquired in connection with the merger of the Duff & Phelps Enhanced Reserves Fund.

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998, the Managed Bond Portfolio, Real Estate Portfolio, and Core Equity Portfolio elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $2,171,999, $130,522, and $108,734, respectively.

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                          Undistributed
                              net      Accumulated   Capital paid
                          investment       net      in on share of
                            income      realized      beneficial
                            (loss)     gain (loss)     interest
                          -----------  -----------  --------------
Core Equity Portfolio...   $  43,946    $      --     $  (43,946)
Growth Stock
  Portfolio.............          --           --             --
Real Estate Equity
  Securities
  Portfolio.............      25,914       (4,707)       (21,207)
Managed Bond
  Portfolio.............     488,189     (353,395)      (134,794)
Enhanced Reserves
  Portfolio.............     (33,121)      33,121             --

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1998, the following Funds distributed long-term capital gain dividends as follows:

                                                        Total
                                                      Long-Term
                                                     Distributions
                                                     ------------
Core Equity Portfolio..............................   $       --
Growth Stock Portfolio.............................    7,736,320
Real Estate Equity Securities Portfolio............        4,483
Managed Bond Portfolio.............................      304,353
Enhanced Reserves Portfolio........................           --

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Shareholders and Trustees of
Phoenix Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Portfolio, the Growth Stock Portfolio, the Real Estate Equity Securities Portfolio, the Managed Bond Portfolio, and the Enhanced Reserves Portfolio (constituting the Phoenix Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 1999

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
James D. Wehr, Senior Vice President
Marvin E. Flewellen, Vice President
John D. Kattar, Vice President
William R. Moyer, Vice President
Diane L. Mustain, Vice President
Leonard J. Saltiel, Vice President
Christopher Saner, Vice President
Michael Schatt, Vice President
Andrew Szabo, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Core Equity Portfolio, Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio)
55 East Monroe Street
Suite 3800
Chicago, Illinois 60603

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

State Street Bank and Trust Company
(Core Equity Portfolio, Real Estate Equity Securities Portfolio and Enhanced Reserves Portfolio)
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
PO Box 2200
Enfield, CT 06083-2200



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